UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Z TRIM HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

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1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

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4.	Proposed maximum aggregate value of transaction

5.	Total fee paid

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1011 Campus Drive
Mundelein, Illinois 60060
Telephone: (847) 549-6002

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Shareholders of Z Trim Holdings, Inc.:

This Information Statement is furnished to the shareholders of Z Trim Holdings, Inc., an Illinois corporation (“Z Trim” or the “Corporation”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of in excess of two-thirds of the Corporation’s total voting power authorizing the Board of Directors of the Corporation to: (1) reincorporate Z Trim from the State of Illinois to the State of Nevada (the “Reincorporation”); (2) increase the number of shares of authorized common stock from 200,000,000 shares to 500,000,000 shares and to increase the number of shares of authorized preferred stock from 10,000,000 shares of preferred stock to 25,000,000 shares; (3) change the name of the Corporation to Agritech Worldwide, Inc.; and (4) approve an amendment to Z Trim’s Incentive Compensation Plan (the “Plan”) to  increase the number of shares of common stock that the Corporation  has authority to grant from  18,000,000 shares  to  40,000,000 shares. The proposals described in clauses (1) through (4) above are hereinafter referred to collectively, as the “Proposals.”

On November 20, 2015, the Corporation obtained the approval of the Proposals by written consent, attached hereto as Exhibit A, of holders of approximately 73.6% of the voting power of the Corporation as of November 20, 2015.  The Proposals cannot be effectuated until 20 days after the mailing of this Information Statement and with respect to proposals (1), (2) and (3), upon the filing and acceptance of the Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Illinois.

THE CORPORATION IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.  Because the written consent of the holders of two-thirds of our voting power satisfies all applicable shareholder voting requirements, we are not asking for a proxy, please do not send us one.

Only shareholders of record at the close of business on November 20, 2015 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to shareholders of the Corporation will be on or about December     , 2015.

The accompanying Information Statement is for information purposes only.  Please read it carefully.

By order of the Board of Directors

/s/ Morris R. Garfinkle
Morris R. Garfinkle
Chairman of the Board of Directors

This Information Statement is being furnished to all holders of the common stock and preferred stock of the Corporation in connection with the proposed action by written consent to authorize the Board of Directors to carry out the Proposals.

ITEM 1.

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of the common stock of the Corporation, in connection with resolutions of the Board of Directors and the written consent of the holders of approximately 73.6% of the total voting power of the Corporation. This Information Statement provides public notice of the approval and authorization to effectuate the Proposals to the holders of common stock and preferred stock of Z Trim.

The Board of Directors has unanimously approved the Proposals and shareholders owning in excess of two-thirds of the total outstanding voting power of the Corporation have approved the Proposals.  See the caption “Vote Required for Approval” below.  Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and with respect to proposals (1), (2) and (3), upon the filing of the Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Illinois.

The Corporation’s Quarterly Report on Form 10-Q for quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015 and the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, and any reports on Form 8-K filed by the Corporation during the past year with the Securities and Exchange Commission (the “SEC”) may be viewed on the SEC’s website at www.sec.gov in the EDGAR Archives. Z Trim is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information,” below.

PROPOSAL 1

REINCORPORATION OF THE CORPORATION FROM THE STATE OF ILLINOIS TO THE STATE OF NEVADA

In this section of the Information Statement, we sometimes refer to the Corporation as an Illinois corporation before reincorporation as “Z Trim” and the Corporation as a Nevada corporation after the reincorporation as “Agritech Worldwide.”

The Board of Directors has unanimously approved and shareholders holding approximately 73.6% of the Corporation’s total voting power have approved the proposal to change the Corporation’s state of incorporation from Illinois to Nevada. The Reincorporation will be accomplished by merging the Corporation into a newly formed wholly owned subsidiary, which is a Nevada corporation, and which would be the survivor of the merger (the “Reincorporation Merger”).

Summary

Once the Reincorporation becomes effective:

•	the affairs of the Corporation will cease to be governed by Illinois corporation laws, the affairs of the Corporation will become subject to Nevada corporation laws, and the Corporation’s existing Restated Articles of Incorporation (the “Illinois Articles of Incorporation”) and existing Amended and Restated Bylaws (the “Illinois Bylaws”) will be replaced by new articles of incorporation and new bylaws, as more fully described below;

•	the separate corporate existence of Z Trim will cease and (i) Agritech Worldwide will continue in existence as the surviving corporation and will succeed to and possess all rights, privileges, powers and franchises of Z Trim; (ii) all of the assets and property of whatever kind and character of Z Trim will be owned by Agritech Worldwide; and (iii) Agritech Worldwide will be liable for all of the liabilities and obligations of Z Trim, and any claim or judgment against Z Trim may be enforced against Agritech Worldwide, as the surviving corporation;

•	each outstanding share of Z Trim common stock, $0.00005 par value, will be converted into one outstanding share of Agritech Worldwide common stock, par value $0.00005 per share, each outstanding share of Z Trim preferred stock, $0.01 par value, will be converted into one outstanding share of Agritech Worldwide preferred stock, par value $0.01 per share and each outstanding option, warrant or other right to acquire shares of Z Trim common stock will continue as an outstanding option, warrant or other right to acquire shares of Agritech Worldwide common stock;

•	each director or officer of Z Trim will continue to hold his respective office with Agritech Worldwide; and

•	those shareholders who do not vote in favor of the Reincorporation may dissent and obtain payment for the “estimated fair value” of their shares under Illinois law, subject to compliance with the procedures explained under “Dissenters’ and Appraisal Rights Relating to the Reincorporation” below.

General Information

The Board of Directors has approved an agreement and plan of merger substantially in the form attached as Exhibit B to this Information Statement (the “Reincorporation Merger Agreement”) to accomplish the Reincorporation.  This proposal requires the approval of the affirmative vote of holders of at least two-thirds of the outstanding shares of the Corporation entitled to vote on the proposal.  Shareholders holding approximately 73.6% of the outstanding voting power of the Corporation voted in favor of the proposal and the Corporation intends to file with the Illinois Secretary of State articles of merger (the “Illinois Articles of Merger”) and intends to file with the Nevada Secretary of State (i) articles of merger (the “Nevada Articles of Merger”) 20 days after the mailing of this Information Statement; and (ii) articles of incorporation, which will govern the Corporation as a Nevada corporation, substantially in the form attached as Exhibit C to the this Information Statement (the “Nevada Articles of Incorporation”). The Illinois Articles of Merger and Nevada Articles of Merger are exhibits to the Reincorporation Merger Agreement, and the bylaws substantially in the form of Exhibit D to this Information Statement, will be the bylaws for Agritech Worldwide (the “Nevada Bylaws”).  Upon the filing and effectiveness of the appropriate documents with the State of Illinois and the State of Nevada, which filings will not be made until 20 days after the mailing of this Information Statement, the Corporation will be a Nevada corporation governed by Nevada law, the Nevada Articles of Incorporation and the Nevada Bylaws.

There will be no interruption in the trading of the shares of the Corporation’s common stock as a result of the Reincorporation. Agritech Worldwide’s common stock will continue to trade on the OTC MKTS under the same symbol, “ZTHO.”  Agritech Worldwide will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of Z Trim common stock that are freely tradeable prior to the Reincorporation will continue to have freely tradeable shares in Agritech Worldwide after the Reincorporation, and shareholders holding restricted shares of Z Trim common stock prior to the Reincorporation will continue to hold shares in Agritech Worldwide after the Reincorporation subject to the same restrictions on transfer. In summary, the Reincorporation will not change the respective positions of the Corporation or its shareholders under federal securities laws.

Reasons for the Reincorporation

We believe the principal reasons for considering the Reincorporation are the favorable tax treatment offered under Nevada law.  A change in domicile to Nevada offers the following advantages:

1.	Unlike Illinois, there is no corporate income tax in Nevada;
2.	Unlike Illinois, there is no taxation on corporate shares in Nevada; and
3.	Unlike Illinois, there is no annual franchise tax in Nevada.

In addition, the Corporation believes that Nevada law will provide greater efficiency, predictability and flexibility than is presently available under Illinois law.  Nevada has adopted comprehensive and flexible corporate laws.  The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in the business circumstances.  In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of filings received for corporate transactions.

Changes as a Result of Reincorporation

The Reincorporation will effect a change in the legal domicile of the Corporation and other changes of a legal nature, the most significant of which are described below in the section entitled “Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Nevada.” The Reincorporation is not expected to affect any of the Corporation’s material contracts with any third parties, and the Corporation’s rights and obligations under such material contracts will continue as rights and obligations of Agritech Worldwide. The Reincorporation itself will not result in any change in the Corporation’s business, jobs, management, number of employees, assets, liabilities or net worth (other than transaction costs incident to the Reincorporation). Further, the directors and officers of Z Trim immediately prior to the Reincorporation will continue as the directors and officers of Agritech Worldwide immediately after the Reincorporation, and the subsidiaries of Z Trim immediately prior to the Reincorporation will continue as the subsidiaries of Agritech Worldwide immediately after the Reincorporation.  After the Reincorporation, the Corporation will continue to be a public company and its shares of common stock will continue to be traded on the OTC MKTS.  The Corporation will continue to file periodic reports with the SEC.

The Reincorporation Merger Agreement

The Reincorporation will be effected pursuant to the Reincorporation Merger Agreement to be adopted by Z Trim and Agritech Worldwide. The Reincorporation Merger Agreement provides that Z Trim will merge with and into its newly formed wholly owned subsidiary, Agritech Worldwide, and will be subject to all of the provisions of the Nevada Revised Statutes (the “NRS”).  By virtue of the Reincorporation Merger, Agritech Worldwide will continue in existence as the surviving corporation and, without further transfer, succeed to and possess all rights, privileges, powers and franchises of Z Trim, and all of the assets and property of whatever kind and character of Z Trim shall vest in Agritech Worldwide, as the surviving corporation; Agritech Worldwide, as the surviving corporation, will be liable for all of the liabilities and obligations of Z Trim; and any claim or judgment against Z Trim may be enforced against Agritech Worldwide, as the surviving corporation. Each director and officer of Z Trim will continue to hold his respective office with Agritech Worldwide.

The Reincorporation would become effective upon the filing (and acceptance thereof by the Illinois Secretary of State and the Nevada Secretary of State, as applicable) and effectiveness of the Illinois Articles of Merger and the Nevada Articles of Merger, which will not be filed until 20 days after the mailing of this Information Statement. It is anticipated that the board of directors will cause the Reincorporation to be effected as soon as practicable after the 20 day waiting period.

Shareholders of the Corporation will not be required to exchange their Z Trim stock certificates for new Agritech Worldwide stock certificates. Rather, following the effective time of the Reincorporation, Z Trim stock certificates will represent the same number of shares of Agritech Worldwide stock until submitted to the Corporation for transfer, whether pursuant to a sale or otherwise, and thereupon will be exchanged for Agritech Worldwide stock certificates. Shareholders of the Corporation should not destroy any stock certificate(s) and should not submit any certificate(s) to the Corporation unless and until requested to do so.

Description of the Corporation’s Capital Stock upon the Effectiveness of the Reincorporation

Upon effectiveness of the Reincorporation, the Corporation will merge with and into Agritech Worldwide, which is a newly formed wholly owned subsidiary of the Corporation incorporated in the State of Nevada formed solely for purposes of effecting the Reincorporation, and which will be the surviving corporation. The rights of the shareholders of Agritech Worldwide will generally be governed by Nevada law, the Nevada Articles of Incorporation and the Nevada Bylaws. The following is a description of the capital stock of Agritech Worldwide upon the effectiveness of the Reincorporation. This description is not intended to be complete and is qualified in its entirety by reference to Nevada law, including the NRS, and the full texts of the Nevada Articles of Incorporation, a copy of which is attached as Exhibit C to this Information Statement, and the Nevada Bylaws, a copy of which is attached as Exhibit D to this Information Statement.

Information Regarding Capital Stock

The authorized capital stock of Z Trim consists of 200,000,000 shares of common stock, $0.00005 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. Upon the effectiveness of the Reincorporation, the number of shares of authorized capital stock of Agritech Worldwide will be 500,000,000 shares of common stock, par value $0.00005 per share and 25,000,000 shares of preferred stock, par value $0.01 per share. The Corporation currently has 93,797,501 shares of common stock outstanding and 710,185 shares of Series B preferred stock outstanding and immediately after the Reincorporation, the Corporation will have 93,797,501 shares of common stock outstanding and 710,185 shares of Series B preferred stock outstanding.

Common Stock

Dividends; Liquidation. Subject to the preferences of any outstanding shares of preferred stock, holders of common stock of Agritech Worldwide will have equal ratable rights to dividends (payable in cash, stock or otherwise) out of funds legally available for that purpose, when and if dividends are declared by the Board of Directors of Agritech Worldwide. Holders of common stock are entitled to share ratably, as a single class, in all of Agritech Worldwide’s assets available for distribution to holders of shares of common stock upon Agritech Worldwide’s liquidation or dissolution or the winding up of Agritech Worldwide’s affairs, after payment of Agritech Worldwide’s liabilities and any amounts to holders of outstanding shares of preferred stock.

Voting Rights. Generally, holders of Agritech Worldwide’s common stock will vote together as a single class on every matter acted upon by the shareholders. Holders of Agritech Worldwide common stock will be entitled to one vote per share on all matters submitted to a vote of shareholders. Shareholders will not be entitled to cumulate votes in voting for directors. A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, will constitute a quorum at any meeting of shareholders. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on a matter will be the act of the shareholders, unless the vote of a minimum or other number or amount is provided for such matter by the NRS, the Nevada Articles of Incorporation or the Nevada Bylaws or the rules and regulations of any stock exchange or other regulatory body, in which case such minimum or other vote will be the required vote of shareholders on such matter. Except as otherwise provided by law, or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series and/or class of preferred stock, the holders of Agritech Worldwide common stock have the exclusive right to vote for the election of directors and for all other purposes, and holders of preferred stock are not entitled to receive notice of any meeting of shareholders at which they are not entitled to vote.

Other. The holders of Agritech Worldwide common stock have no preferences or rights of conversion, exchange, pre-emption or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. The rights and preferences of holders of common stock are subject to the rights of any series of preferred stock that Agritech Worldwide may issue.

Preferred Stock

By resolution of the Board of Directors, Agritech Worldwide may, without any further vote by its shareholders, authorize and issue an aggregate of 25,000,000 shares of preferred stock, of which 3,000,000 shares have been designated Series B preferred stock as set forth in Agritech Worldwide’s Articles of Incorporation. Shares of preferred stock may be issued from time to time in one or more series and/or classes. The Board of Directors may by resolution fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualification, limitations or restrictions thereof, of any unissued series and/or class of preferred stock, and may fix the number of shares constituting such series and/or class, and may increase or decrease the number of shares of any such series and/or class (but not below the number of shares thereof then outstanding). The authority of the Board of Directors to issue preferred shares without the additional approval of the shareholders could have a possible anti-takeover effect, which we describe in more detail below in the section entitled “Possible Anti-Takeover Effect of Provisions—Authorized Preferred Shares.”

The following is a summary of the material provisions of the Series B Preferred Shares as set forth in Z Trim’s Statement of Resolution Establishing Series, which are identical to the material provisions of the Series B Preferred Shares as set forth in Agritech Worldwide’s Articles of Incorporation.

Dividends. The Preferred Shares accrue dividends at the rate per annum equal to 12.5% of the sum of (i) the Stated Value (which initially is $4.00) and (ii) the amount of accrued and unpaid dividends payable.  Accrued dividends are payable on the Maturity Date (as defined below) in cash or shares of Common Stock at the option of the holder.

Conversion.  Subject to adjustment, each Series B Preferred Share is currently convertible at the option of the holder into 11.4 shares of Common Stock.  Each Series B Preferred Share (together with any accrued but unpaid dividends thereon) is convertible into shares of Common Stock at the option of the holder at any time at a conversion price per share equal to the sum of the Stated Value and any accrued but unpaid dividends thereon through the date of redemption divided by the conversion price, subject to adjustment as described below. The initial conversion price shall be equal to $0.35.  At any time the closing bid price of the Common Stock exceeds $1.75 (subject to adjustment) for five (5) consecutive trading days, the Corporation may cause the conversion of the Preferred Shares, plus accrued but unpaid dividends  into shares of Common Stock (the “Call Provision”). If the Call Provision is exercised, holders will be entitled to all of the dividends they would have received as if they had converted on the date of redemption (discussed below). In addition, if a holder elects to convert their Series B Preferred Shares, the holder will receive upon conversion a number of shares of Common Stock equal to the number of shares of Common Stock the holder would have received had they also received all of the dividends (without duplication) payable to them through the Redemption Date.

Redemption. Unless the Series B Preferred Shares are earlier converted, the Corporation has the right to redeem the Series B Preferred Shares for a cash payment equal to the Stated Value plus accrued and unpaid dividends on the Maturity Date which is the earlier of (i) the date that is three (3) years from the last closing of the Series B Preferred Shares, or (ii) the date of the Corporation’s consummation of a merger, combination or sale of substantially all of the Corporation’s assets or purchase by one or a group of related person of more than 50% of the outstanding voting stock of the Corporation.

Liquidation.  In the event of a liquidation, dissolution or winding up of the Corporation and other liquidation events as defined in the Statement of Resolution Establishing Series, holders of Series B Preferred Shares are entitled to receive from proceeds remaining after distribution to the Corporation’s creditors and prior to the distribution to holders of Common Stock or any other class of preferred stock the (i) Stated Value (as adjusted for any stock splits, stock dividends, reorganizations, recapitalizations and the like) held by such holder and (ii) all accrued but unpaid dividends on such shares.

Anti-Dilution.  The Series B Preferred Shares are entitled to full ratchet anti-dilution protection under certain circumstances specified in the Statement of Resolution Establishing Series and Articles of Incorporation.

Voting.  Except as otherwise required by law and except as set forth below, holders of Preferred Shares will not have the right to vote.

Protective Provisions.  So long as at least fifty percent (50%) of the Series B Preferred Shares that are issued in the Offering (as defined in the Statement of Resolution Establishing Series and Articles of Incorporation) are outstanding, the Corporation will need the approval of a majority of the outstanding Series B Preferred Shares to take certain actions including: (i) repayment, repurchase of acquisition of any equity other than the exercise of the Call Provision and payment of dividends on the Series B Preferred Shares; (ii) amend its Articles of Incorporation or bylaws so as to adversely affect the rights of the Series Preferred Shares (with certain exceptions, such as to reincorporate in a different state, increase the number of authorized but unissued shares of common or preferred stock and effectuate a stock split); (iii) engage in certain  transactions with any officer, director, employee of affiliate of the Corporation; (iv) consummate a Change of Control (as defined in the Statement of Resolution Establishing Series); (v) create and issue a new series of preferred stock senior to the Series B Preferred Shares in terms of voting or liquidation preference; or (vi) enter into any agreement with respect to any of the foregoing.

Registration Rights. Pursuant to the terms of the stock purchase agreements entered into by the holders of the Series B Preferred Shares, which will remain effective after the reincorporation, the holders of the Series Preferred Shares and certain warrants issued with the Series B Preferred Shares are entitled to up to one (1) demand registration right at the request of the holders of no less than fifty percent (50%) of the Series B Preferred Shares and piggyback registration rights for a period of six (6) months from the closing.

Board of Directors

Any single investor or group of investors who invest in excess of $5,000,000 in the Offering and acquire at least fifty percent (50%) of the Series B Preferred Shares in the Offering shall have the right to appoint one director to the Corporation’s Board of Directors so long as the investor holds in excess of fifty percent (50%) of the total outstanding Series B Preferred Shares and the outstanding Series B Preferred Shares represent at least twenty percent (20%) of the fully diluted ownership of the Corporation.

The Charters and Bylaws of Agritech Worldwide and Z Trim

The Reincorporation includes the implementation of certain other provisions in the Nevada Articles of Incorporation and the Nevada Bylaws that are different from the Illinois Articles of Incorporation and Illinois Bylaws. For a discussion of such changes, see “Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Nevada.”  The discussion of the Nevada Articles of Incorporation and the Nevada Bylaws is qualified by reference to the provisions of the NRS, and the Nevada Articles of Incorporation, copies of which are attached as Exhibit C to this Information Statement, and the Nevada Bylaws, a copy of which is attached as Exhibit D to this Information Statement. In addition, Agritech Worldwide could implement certain other changes in the future by amending the Nevada Articles of Incorporation or the Nevada Bylaws.

Dissenters’ or Appraisal Rights Relating to the Reincorporation

Under Illinois law, shareholders who do not vote in favor of the Reincorporation and who follow certain other procedures summarized below will have the right to dissent from the Reincorporation Merger which effectuates the Reincorporation and obtain payment for their shares in the form of cash (with certain exceptions) in the event of the completion of the Reincorporation.  The following is a summary of the provisions of the Illinois Business Corporation Act of 1983 (the “IBCA”), which specify the procedures which must be followed by any shareholder, and is qualified by reference to the provisions of Section 11.70 of the IBCA, which is attached as Exhibit E to this Information Statement. If you are considering exercising your dissenters’ rights, you should carefully review the following discussion and Exhibit E.  Because of the complexity of the procedure established for exercising dissenters’ rights, the Corporation encourages you to consult an attorney before electing or attempting to exercise these rights. In the following discussion, “Corporation” means Z Trim prior to the effectiveness of the Reincorporation Merger, and thereafter means Agritech Worldwide.

Under the IBCA, all shareholders entitled to dissenters’ rights must be notified of that fact and the procedure to dissent in the meeting notice relating to the transaction with respect to which they are entitled to assert dissenters’ rights. This Information Statement constitutes that notice. Because the Corporation has furnished to shareholders in this Information Statement material information with respect to the Reincorporation, including the merger of Z Trim with and into Agritech Worldwide, that will objectively enable a shareholder to evaluate the Reincorporation, to determine whether or not to exercise dissenters’ rights, a shareholder may assert these rights only if (i) the shareholder delivers to the Corporation within thirty (30) days form the date of mailing the notice a written demand for payment for his or her shares in the event the Reincorporation Merger is completed, and (ii) the shareholder does not vote in favor of the Reincorporation, including the Reincorporation Merger Agreement.

If a shareholder votes in favor of the Reincorporation, the shareholder will not be entitled to dissent and obtain payment for his or her shares, and a vote against the Reincorporation will not satisfy the above requirement that a written demand for payment be delivered to the Corporation before the vote on Reincorporation. Failure to vote against the approval of the Reincorporation will not waive a shareholder’s dissenters’ rights, provided that the shareholder has not voted in favor of the Reincorporation and provided, further, that the shareholder has complied in all other respects with the IBCA in preserving the shareholder’s dissenters’ rights.

Within the later of (i) 10 days after the Reincorporation is completed, or (ii) 30 days after the shareholder delivers to the Corporation his or her written demand for payment, the Corporation will send to each shareholder delivering such a written demand (a “dissenting shareholder”) a statement setting forth the Corporation’s opinion as to the estimated fair value of such shareholder’s shares (a “statement of value”), the Corporation’s balance sheet as of the end of its fiscal year ended December 31, 2014, its income statement for its fiscal year ended December 31, 2014, and its latest interim financial statements, together with either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the Corporation of the certificate or certificates or other evidence of ownership with respect to such shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the Corporation’s statement to the shareholder. The Corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. Because the shares of the Corporation’s common stock are presently traded on the OTC MKTS, the Corporation anticipates that there will be such a public market for the shares of Agritech Worldwide’s common stock, which will be listed on the OTC MKTS.

If the dissenting shareholder does not sell his or her shares within such 10 day period after being so instructed by the Corporation, he or she shall be deemed to have sold these shares at the average closing price of such shares during such 10 day period.

A shareholder who makes such written demand for payment retains all other rights of a shareholder until those rights are cancelled or modified by the completion of the Reincorporation. Upon completion of the Reincorporation, the Corporation will pay each dissenting shareholder who transmits to it the certificate or other evidence of ownership of the shares the amount the Corporation estimates to be the fair value of such shares, plus accrued interest, accompanied by a written explanation of how such interest was calculated.

If the dissenting shareholder does not agree with the Corporation’s opinion as to the estimated fair value of the shares or the amount of interest due and wishes to preserve dissenters’ rights, the dissenting shareholder shall, within 30 days from the Corporation’s delivery to the dissenting shareholder of the statement of value, notify the Corporation of the dissenting shareholder’s estimate of fair value and amount of interest due and demand payment for the difference between the dissenting shareholder’s estimate of fair value and interest due and the amount of the payment by the Corporation or the proceeds of sale by the dissenting shareholder, whichever amount is applicable.

If the Corporation and the dissenting shareholder are unable to agree on the fair value and interest due with respect to the shares within 60 days of delivery to the Corporation of the shareholder’s notice of estimated fair value and interest due, the Corporation shall either pay the difference in value demanded by the dissenting shareholder, with interest, or file a petition in the Circuit Court of Lake County, Illinois. The Corporation shall make all dissenters, whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding as an action against their shares, and shall serve all parties with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as required by law. If the Corporation does not commence such an action, dissenting shareholders can commence an action as otherwise permitted by law.

The jurisdiction of the court in which the proceeding is commenced under the foregoing paragraph by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. “Fair value” means the proportionate interest of the shareholder in the Corporation, without discount for minority status or, absent extraordinary circumstance, lack of marketability, immediately before the Reincorporation, excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

Each dissenting shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court determines that the fair value of his or her shares, plus interest, exceeds the amount paid by the Corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

The court, in such a proceeding, shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court, but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the Corporation estimated to be the fair value of the shares, or if no estimate was made, then all or any part of such expenses may be assessed against the Corporation. If the amount which any dissenting shareholder estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenting shareholder. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable. Specifically, the court may assess fees and expenses of counsel and experts against the Corporation and in favor of any or all dissenters, if the court finds that the Corporation did not substantially comply with the requirements of the statute. Additionally, the court may assess fees and expenses of counsel and experts against either the Corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the statute. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated and that the fees for those services should not be assessed against the Corporation, the court may award reasonable fees to that counsel to be paid out of the amounts awarded to the benefited dissenting shareholders.

Transfer Agent

American Stock Transfer & Trust Company LLC, the transfer agent for Z Trim, will serve as the transfer agent for Agritech Worldwide’s common stock.

Certain Federal Income Tax Consequence

THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF OUR STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

The Corporation believes that the Reincorporation will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and subject to the qualifications and assumptions described in this Information Statement:

(1)	holders of Z Trim common will not recognize any gain or loss as a result of the consummation of the Reincorporation;

(2)	the aggregate tax basis of shares of Agritech Worldwide’s stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Z Trim common converted therefor; and

(3)	the holding period of the shares of Agritech Worldwide’s stock received in the Reincorporation will include the holding period of the shares of Z Trim common converted therefor.

The Corporation does not intend to request a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

If the Reincorporation fails to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or otherwise as a tax-free reorganization, shareholders of Agritech Worldwide would recognize gain or loss with respect to each share of Z Trim stock deemed to have been exchanged pursuant to the Reincorporation equal to the difference between the shareholder’s basis in such Z Trim shares and the fair market value of the Agritech Worldwide capital stock received in exchange therefor. In a taxable transaction, a shareholder’s aggregate basis in the Agritech Worldwide capital stock so received would equal the stock’s fair market value, and the shareholder’s holding period for such stock would begin the day of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no material effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Z Trim previously filed with the SEC will remain the financial statements of Agritech Worldwide following the Reincorporation.

Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Nevada

The rights of Z Trim shareholders are currently governed by the IBCA and common law, the Illinois Articles of Incorporation, and the Illinois Bylaws. The rights of Agritech Worldwide’s shareholders after the completion of the Reincorporation will be governed by Nevada law, principally the NRS, the Nevada Articles of Incorporation and the Nevada Bylaws. As a result of the differences between the IBCA and the NRS and between Z Trim and Agritech Worldwide’s governing documents, certain of your rights as a Agritech Worldwide shareholder will vary in some respects from your current rights as a Z Trim shareholder.

It is not practical to summarize in this Information Statement all of the differences between the NRS and the IBCA or between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Illinois Articles of Incorporation and Illinois Bylaws, on the other. Instead, this section summarizes some of the material differences and describes how those differences may affect the rights and interests of shareholders of Z Trim.

For a description of the capital stock of Agritech Worldwide see “Description of the Corporation’s Capital Stock upon the Effectiveness of the Reincorporation.” You should also refer to the IBCA and the NRS, as well as the Illinois Articles of Incorporation and Illinois Bylaws and the Nevada Articles of Incorporation and the Nevada Bylaws to be in effect immediately upon the effectiveness of the Reincorporation. The Nevada Articles of Incorporation are attached as Exhibit C to this Information Statement and the Nevada Bylaws are attached as Exhibit D to this Information Statement. The Illinois Restated Articles of Incorporation have been filed as Exhibit 3.1 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (File No. 001-32134) and are incorporated herein by reference and the amended and restated Illinois Bylaws have been filed as Exhibit 3.1 to the Corporation’s registration statement on Form S-8 filed on December 17, 2012 (File No. 333-185517).  See “Where You Can Find More Information.”  The Illinois Statement of Resolution Establishing Series has been filed as Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed on January 14, 2015 (File No. 001-32134).

Authorized Preferred Shares

Under the Illinois Articles of Incorporation the Board of Directors is authorized to issue 10,000,000 preferred shares and under the Nevada Articles of Incorporation, the Board of Directors will be authorized to issue 25,000,000 preferred shares.  The Board of Directors may issue these preferred shares in one or more series and may establish the designations, preferences and rights, including voting rights, of each series. These preferred shares of the Corporation are available for issuance from time to time to any person for such consideration as the Board of Directors may determine without the requirement of further action by our shareholders, except as required by exchange on which the Corporation’s shares are then listed. These preferred shares may be issued for any proper corporate purpose. Some potential corporate purposes include the issuance in a public or private sale for cash as a means of obtaining additional capital for use in the Corporation’s business and operations, issuance as part or all of the consideration required to be paid for acquisitions of other business properties and issuance as a share dividend to equity holders. The Board of Directors does not intend to issue any preferred stock except on terms that the Board of Directors deems to be in the best interests of the Corporation and its shareholders. Depending on its terms, the issuance of preferred stock may or may not have a dilutive effect on the equity interest or voting power of the then current shareholders of the Corporation.

Although our board of directors has no present intention to do so, authorized but unissued and undesignated preferred shares may also be issued as a defense to an attempted takeover. For example, the Board of Directors could, to the extent consistent with the directors’ fiduciary duties, sell a block of preferred stock to a “white knight” or to persons who are loyal to current management, thereby diluting the share ownership of persons seeking to obtain control. The Board of Directors could utilize the authorized but unissued and undesignated preferred stock in connection with a new rights plan or “poison pill.”

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Name	The name of the Corporation is Z Trim Holdings, Inc.	The name of the Corporation will be Agritech Worldwide, Inc.
Amount and Classification of Share Capital

The authorized common stock of Z Trim consists of (i) 200,000,000 shares of common stock, $0.00005 par value, and (ii) 10,000,000 shares of preferred stock, $0.01 par value, of which 3,000,000 have been designated Series B preferred stock.  As of November 20, 2015, Z Trim had outstanding (i) 93,797,501 common shares; and (ii) 710,185 shares of Series B preferred stock outstanding.

Upon the effectiveness of the Reincorporation, the authorized common stock of Agritech Worldwide, will consist of (i) 500,000,000 shares of common stock, $0.00005 par value, and; (ii) 25,000,000 shares of preferred stock, $0.01 par value.

Upon the effectiveness of the Reincorporation, the total number of outstanding shares of Agritech Worldwide common stock is estimated to be approximately 93,797,501 (based on the number of shares of Z Trim common stock outstanding as of November 20,  2015), and 710,185 shares of Series B preferred stock will be outstanding.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Number of Directors; Term of Office

Under the IBCA, the number of directors is fixed by the bylaws, or absent such provision, by the Articles of Incorporation or by resolution of the incorporator in the organizational minutes, and may provide for a range by prescribing a minimum and maximum (which may not exceed the minimum by more than five). The IBCA provides, if a corporation has six (6) or more directors, that the articles of incorporation or by-laws may provide that such directors can be divided into either two or three classes, each class to be as nearly equal in number as is possible.

The Illinois Bylaws provide that there shall be at least three (3) directors.  The term of office of a director shall be until the next annual meeting of shareholders or thereafter until a successor has been elected and qualified. The Illinois Bylaws also provide for the establishment of a Nominating Committee of two persons from the board of directors to nominate candidates for director and specified qualifications for selection of directors, including the qualification that the composition of the board of directors shall meet the independence requirements of the NYSE MKT and certain director minimum qualifications regarding experience, conflict of interest and a lack of prior bad acts.

The NRS provides that a corporation’s board of directors must consist of at least one (1) director and that the corporation may provide in its articles of bylaws for a fixed or variable number of directors.  The Nevada Bylaws provide that directors shall be determined from time to time by the board of directors but the number shall be no less than three (3). The term of office of a director shall be until the next annual meeting of shareholders or thereafter until a successor has been elected and qualified.  The Nevada Bylaws do not specify qualifications of candidates for director.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Dividends/Distributions

Under Illinois law, a corporation may not make any distribution to shareholders if, after giving effect to the distribution:

•  the corporation would be insolvent; or

•   the net assets of the corporation would be less than zero or less than the maximum amount payable at the time of distribution to shareholders having preferential rights in liquidation if the corporation were then to be liquidated

Under Nevada law, a corporation may not make any distribution to shareholders if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.  The Reincorporation may make it possible for Agritech Worldwide to pay dividends or other distributions that would not be payable under Illinois law.

Action by Written Consent of Shareholders

The IBCA allows shareholders to take action by unanimous written consent of all shareholders entitled to vote with respect to the subject matter or by signed written consent of the holders of shares having not less than the minimum number of votes necessary to take action at a meeting in which all shares entitled to vote on the matter were present and voting, unless such right is denied by the articles of incorporation. The Illinois Articles of Incorporation do not deny such right. The IBCA provides for at least 5 days’ advance notice of the action contemplated (unless it will be unanimous) and prompt notice afterwards to non-consenting shareholders of the action taken without a meeting. The Illinois Bylaws also provide for the same five day advance notice or as an alternative unanimity as well as other requirements in connection with shareholder action by written consent.

The NRS also provides that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  However, they do not require at least 5 days’ advance notice.

The Nevada Bylaws provide that any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Quorum

The IBCA provides that a majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of such matter at a meeting of shareholders, but in no event shall a quorum consist of less than one third of the outstanding shares entitled so to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on a matter is the act of the shareholders, unless the vote of a greater number or voting by classes is required by the IBCA or the articles of incorporation.

The Nevada Bylaws provide that a majority in voting power of the outstanding shares, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority in voting power of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders, unless the vote of a minimum or other number or amount is provided for such matter by law or Agritech Worldwide’s governance documents or the rules of any stock exchange on which Agritech Worldwide’s stock is traded, in which case such minimum or other vote will be the required vote on the matter.

Election, Removal and Vacancies of Directors

Under the IBCA, shareholders are entitled to cumulative voting rights in the election of directors unless otherwise provided in the corporation’s articles of incorporation. The Illinois Bylaws provide for cumulative voting rights in the election of the directors and the articles of incorporation are silent on the matter.

The Illinois Bylaws set forth certain minimum qualifications required for directors including experience, no conflicts of interest and no prior bad acts.

Under the IBCA and the Illinois Bylaws, a Z Trim director may be removed, with or without cause, by the approval of a majority of the outstanding shares entitled to vote at the election of directors. Removal may only occur at a meeting of shareholders pursuant to a notice that states that the purpose of the meeting is to vote upon the removal of one or more directors named in the notice and only the named directors may be removed at the meeting. The Illinois Bylaws provide that any vacancy occurring in the board of directors, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or at a special meeting called for that purpose or by the remaining directors.

Under the NRS, cumulative voting in the election of directors is only permitted if expressly authorized in a corporation’s articles of incorporation. The articles of incorporation do not expressly allow for cumulative voting.  Under the NRS and the Nevada Bylaws a plurality of the votes cast at a meeting is required to elect a director of Agritech Worldwide.

Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  The Reincorporation may make it more difficult for the shareholders of Agritech Worldwide to remove a member of the board of directors.  As with the Illinois Bylaws, the Nevada Bylaws provide that removal may only occur at a meeting of shareholders pursuant to a notice that states that the purpose of the meeting is to vote upon the removal of one or more directors named in the notice and only the named directors may be removed at the meeting. Any vacancy occurring in the board of directors, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or the remaining directors.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Indemnification and Limitation of Monetary Liability For Breach of Fiduciary Duty

Illinois law permits corporations to include a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary except where such liability is based on:

•         any breach of the director’s duty of loyalty to the corporation or its shareholders;

•         acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•         liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or

•         any transaction from which the director derived an improper personal benefit.

Nevada permits corporations to include a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary except where such liability is based on:

•        any breach of the director’s duty of loyalty to the corporation or its shareholders;

•        acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•        liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or

•        any transaction from which the director derived an improper personal benefit.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

The Illinois articles of incorporation provide for indemnification of directors and officers to the fullest extent permitted by law. The Illinois Bylaws provide indemnification for directors and officers, where the person seeking indemnification acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, provided that no indemnification shall be made in respect of a claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnification for all expenses as the court shall deem proper.  The Illinois Bylaws also provide that the Corporation shall provide broad indemnification generally extending to any person who was or is a director or officer of the Corporation. In addition, the Corporation may indemnify any person who is or was an employee or agent of the corporation, or is or was an employee of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise, to the same extent and under similar circumstances provided above with respect to a person who is or was a director or officer of the corporation. The right of indemnification includes the right to be paid by the Corporation the expenses incurred in defending proceedings. Expenses may be paid in advance of final disposition of an action, suit or proceeding as authorized by the board of directors upon receipt of an undertaking by the indemnity to repay the amount unless it is determined that he or she is entitled to be indemnified.

The indemnification provisions of the Nevada Bylaws are substantially identical to those contained in the Illinois Bylaws. However, the Nevada Bylaws omit the requirement in the Illinois Bylaws that the corporation must report any indemnification or advance to the shareholders, in writing, with or before the notice of the next shareholders’ meeting.

The articles of incorporation of Agritech Worldwide limit a director’s and officer’s liability to the events specified in the Nevada NRS.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Stock Repurchases or Redemptions

Under the IBCA, a corporation may repurchase or redeem its shares, unless after giving effect to the repurchase or redemption the corporation would be insolvent or the net assets of the corporation would be less than zero or less than the maximum amount then payable to shareholders having preferential rights in liquidation if the corporation were then liquidated.

The NRS generally provides that a corporation may not redeem or repurchase its shares only if, after giving effect to such redemption or repurchase, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Annual Meetings of Shareholders

The Illinois Bylaws provide that the annual meeting of the shareholders shall be held on the first day of June at the hour of 1:00 P.M., for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting.

The provision of the Nevada Bylaws regarding the annual meeting of shareholders provides that if required by law an annual meeting shall be held for the election of directors at such time and at such place as the board of directors by resolution may provide.  Under the NRS if a corporation fails to elect directors within 18 months of the last election a Nevada district court will have jurisdiction and may order an election upon petition of one or more shareholders holding to least 15% of the voting power.

Special Meetings

Under IBCA and the Illinois Bylaws, special meetings of shareholders may be called by the president, the board of directors, or the holders of not less than one-fifth of all outstanding shares entitled to vote on the matter for which the meeting is called or by other persons as provided in the articles of incorporation or bylaws.

Under the NRS, a special meeting of shareholders may be called by the Chairman of the board of directors, entire board of directors, any two directors, the president or any other person authorized to do so in the articles of incorporation or bylaws.

Under the Nevada Bylaws, special meetings of shareholders may be called at any time by two or more members of the board of directors, or the President, to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Directors’ Meetings

Regular meetings of the board of directors are held without other notice immediately after, the annual meeting of the shareholders. Special meetings of the board of directors may be called by or at the request of the president or any director. A majority of the directors then in office will constitute a quorum, and if a quorum is present the act of a majority of the directors present at the meeting will be the act of the board of directors.

Regular meetings of the board of directors may be held within or without the state in the manner set forth in the bylaws.  Special meetings of the board of directors may be called by or at the request of the Chairman of the board of directors, two directors or the president. A majority of the directors then in office shall constitute a quorum for transaction of business at any meeting of the board of directors, and if a quorum is present the act of a majority of the directors present at the meeting will be the act of the board of directors, unless the act of a greater number is required by statute or Agritech Worldwide’s governance documents.

Inspection of Corporate Records

The IBCA provides that any shareholder, in person or by agent, has the right, upon written demand, to examine the corporation’s books and records of account, minutes, voting trust agreement filed with the corporation and record of shareholders for a proper purpose, and to make extracts therefrom, but only for a proper purpose. A complete list of the shareholders entitled to vote at a shareholder meeting must be available for shareholder inspection by the earlier of 20 days after the record date for the meeting or 10 days before the meeting. Such list must be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

The NRS provides that any shareholder, in person or by agent, has the right to inspect the corporation’s stock ledger, shareholders’ lists and other books and records for a purpose reasonably related to the person’s interest as a shareholder. A complete list of the shareholders entitled to vote at a shareholder meeting must be available for shareholder inspection at the corporation’s principal place of business at least 10 days before the meeting and must be available for inspection during any meeting of shareholders.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Shareholder Proposals

Shareholders may submit proposals to Z Trim to be considered at an annual meeting. Any such proposals must comply in all respects with all applicable rules and regulations of the SEC relating to shareholder proposals. The IBCA has no provisions that deal with or address shareholder proposals nor do the Illinois Bylaws address this issue.

The Illinois Bylaws require that shareholder proposals for candidates for director nominees who are submitted by shareholders must be received by the nominating committee not later than 120 days prior to the date on which the proxy statement was filed with the SEC for the previous year’s annual meeting of shareholders.

Shareholders may submit proposals to Agritech Worldwide to be considered at an annual meeting, subject to the same requirements which are applicable to Z Trim. The Nevada Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of shareholders, including nominations of persons for election as directors. As a result, shareholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

Charter Amendments

Under the IBCA, except for enumerated matters which can be amended by majority director vote alone (removing the names and addresses of initial directors and the registered agent, altering par value, splitting shares, minor corporate name changes, reducing authorized shares and restating articles as amended), amendments to the articles of incorporation require a resolution of the board of directors submitting the amendment to a vote of shareholders and the approval of shareholders holding two-thirds of the voting power of the corporation, except in cases specified in the IBCA where class voting is required, in which case, approval of two-thirds of the voting power of each such class is required. The articles of incorporation may provide for a lower vote (but not less than a majority of the outstanding shares entitled to vote on the matter) or a higher vote. The Illinois Articles of Incorporation did not lower the voting requirement.

To amend the Articles of incorporation, the NRS generally requires the board of directors declare an amendment advisable and recommend the amendment to shareholders, and that the amendment thereafter be approved by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote and, if the charter amendment would adversely affect the rights, powers or preferences of such class, a separate affirmative vote by the class affected by the amendment.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Amendments to Bylaws

The IBCA provides that, unless the power to amend or alter the bylaws is reserved to the shareholders by the articles of incorporation, the bylaws of a corporation may be altered or amended by shareholders or the board of directors, except that no by-law adopted by the shareholders may be altered or amended by the board of directors if the bylaws so provide. The Illinois Bylaws provide that they may be altered, amended, or repealed by either shareholders or the board of directors but no by-law adopted by the shareholders may be amended by the board of directors if the bylaws so provide and the by-laws did not so provide.

The NRS provides that a corporation may, in its articles of incorporation, confer upon the directors the power to amend, alter or repeal the bylaws, but it may not eliminate the power of the shareholders to amend the bylaws. As provided in the Nevada Articles of Incorporation and Nevada Bylaws, the Nevada Bylaws may be amended, altered or repealed by either shareholders or the board of directors, subject to certain rights to indemnification which are contained in the Nevada Bylaws.

Special Voting Requirements; State Takeover Laws

Subject to contrary provisions in a corporation’s articles of incorporation, the IBCA provides that a corporation may engage in any merger, consolidation or a sale or lease of all or substantially all of its assets if such transaction is approved by the corporation’s board of directors and ratified by the vote of holders of two-thirds or more of the corporation’s issued and outstanding shares of voting stock.

Although under its Articles of Incorporation Agritech Worldwide has opted not to be governed by Nevada’s anti-takeover law known as the “Combination with Interested Shareholders Statute,” Agritech Worldwide may become subject to this provision in the future.  In addition, the Nevada NRS contains a “Control Share Acquisition Statute,” which does not currently apply to Agritech Worldwide.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

Section 11.75 of the IBCA prohibits corporations from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person becomes an interested shareholder.

With certain exceptions, under Section 11.75 of the IBCA an interested shareholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 11.75 of the IBCA, the term “business combination” is defined broadly to include, among other things, mergers with or, in some cases, caused by the interested shareholder, sales or other dispositions to the interested shareholder (except proportionately with the corporation’s other shareholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (with certain exceptions), or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of a company. Generally, Nevada law does not require a shareholder vote of the surviving company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

The Combination with Interested Shareholders Statute prevents “interested shareholders” and an applicable Nevada corporation from entering into a “combination” unless certain conditions are met. Generally, an interested shareholder is a holder who is the beneficial owner of 10 percent or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10 percent or more of the then outstanding stock of the corporation.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

The three-year prohibition imposed on business combinations by Section 11.75 of the IBCA does not apply if:

•         before the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested shareholder;

•         the interested shareholder owns 85% of the corporation’s voting stock (excluding certain shares) upon completion of the transaction that made him an interested shareholder; or

•        on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66-2/3% of the voting stock not owned by the interested shareholder.

Section 7.85 of the IBCA provides extra protection to corporations subject to the reporting requirements of the Securities Exchange Act of 1934 (including Z Trim), for “business combinations” with an “interested shareholder” (defined similarly to the definition in Section 11.75) transactions. Section 7.85 of the IBCA requires the approval of holders of at least 80% of the combined voting power of the then outstanding shares of all classes of the corporation’s capital stock entitled to vote in the election of directors and the approval of a majority of the voting shares held by disinterested shareholders. The higher voting requirements are not required if certain procedural and price requirements are met or if the business combination is approved by at least two-thirds of the “disinterested directors.” Disinterested directors are directors who are not associated with the interested shareholder, were members of the board of directors prior to the time the interested shareholder became an interested shareholder or were recommended by a majority of the disinterested directors to succeed a disinterested director, and were not nominated by an interested shareholder or its affiliates.

After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested shareholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested shareholder satisfies certain fair-value requirements. An interested shareholder is (i) a person that beneficially owns, directly or indirectly, 10 percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested shareholder of the corporation.

The Control Share Acquisition Statute prohibits an acquiror, under certain circumstances, from voting shares of a target corporation’s stock after crossing certain threshold ownership percentages, unless the acquirer obtains the approval of the target corporation’s shareholders. The Control Share Acquisition Statute specifies three thresholds: one-fifth or more but less than one-third, one-third or more but less than a majority and a majority or more, of the voting power of the corporation in the election of directors. Once an acquiror crosses one of the above thresholds, those shares acquired in such offer or acquisition and those shares acquired within the preceding 90 days become “Control Shares” and such Control Shares are deprived of the right to vote until disinterested shareholders restore the right. The Control Shares Acquisition Statute also provides that in the event Control Shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other shareholders who do not vote in favor of authorizing voting rights to the Control Shares are entitled to demand payment for the fair value of their shares. The board of directors is to notify the shareholders after such an event has occurred that they have the right to receive the fair value of their shares in accordance with statutory procedures established generally for dissenters’ rights. The Control Share Acquisition Statute currently would not apply to Agritech Worldwide because it does not have 100 or more shareholders of record who are residents of the State of Nevada.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Dissenters’ Rights; Appraisal Rights

Under the IBCA, shareholders of an Illinois corporation have dissenters’ rights entitling a shareholder to dissent from certain mergers, sales of assets or other specified corporate acts, described below, in order to obtain the corporation’s assessment of the “fair value” of such shareholder’s shares and to proceed with an action seeking the difference between the shareholder’s estimate of fair value and interest due and the amount of the “fair value” payment by the corporation. Under Illinois law, dissenters’ rights are available only in the event of any of the following corporate transactions:

•         completion of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if shareholder authorization is required for such merger, consolidation or share exchange or the corporation is a 90% or more owned subsidiary that is merged with its parent or another subsidiary or as regards to the parent, when it is merged into a 90% or more owned subsidiary, when the latter is the survivor thereof;

A shareholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and obtain payment for the fair value of his shares in the event of (a) a conversion, merger or consolidation to which the corporation is a party, (b) consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan, and (c) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares. The NRS provides that unless the articles of incorporation of the corporation issuing shares provide otherwise (which Agritech Worldwide’s Articles of Incorporation do not), a shareholder does not have dissenters’ rights with respect to a plan of merger or share exchange if the shares held by the shareholder are either listed on a national securities exchange, or included in the national market system by the Financial Industry Regulatory Authority, Inc., or held of record by 2,000 or more shareholders and shareholders are permitted by the terms of the plan of merger or share exchange to accept in the exchange for their shares.

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

•        completion of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

•        an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares; or

•        any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, bylaws or a resolution of the board of directors of the corporation provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures of the IBCA.

Z Trim’s Articles of Incorporation and Bylaws do not grant any additional dissenters’ rights. To exercise dissenters’ rights, among other procedural requirements, a shareholder must submit a written demand to the corporation prior to the taking of the vote on the matter giving rise to dissenters’ rights and must not vote in favor of the action from which the shareholder dissents. With respect to the Reincorporation, holders of Z Trim shares will be entitled to dissenters’ rights.

A shareholder of record of a Nevada corporation may dissent as to less than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. In such event, the shareholder’s rights will be determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders

Provision	IBCA, Illinois Articles of Incorporation and Illinois Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws
Election to opt out of Business Combination and Interested Party Combination Rules

An Illinois corporation may elect not to be governed by Sections 7.85 and 11.75 of the IBCA in its articles of incorporation or bylaws. Z Trim has not elected to supersede or replace the vote required by those sections.
Nevada corporations may elect not to be governed by the Combination with Interested Shareholders Statute. Agritech Worldwide has not made this election.
No Preemptive Rights	The shareholders of Z Trim do not have preemptive rights to acquire newly issued capital stock.	The shareholders of Agritech Worldwide will not have preemptive rights to acquire newly issued capital stock.
Vote on Mergers, Consolidations and Sales of All or Substantially All Assets

The IBCA requires the vote of two-thirds of the outstanding voting shares entitled to vote (and, in some cases, two-thirds of the outstanding voting shares of each class) to approve any mergers, consolidations and sales of all or substantially all assets for which approval of the shareholders is required.
The NRS requires the vote of a majority of the outstanding voting shares to approve any mergers, consolidations and sales of all or substantially all assets for which approval of the shareholders.
Possible Anti-Takeover Effect of Provisions	The Illinois Articles of Incorporation and Illinois Bylaws, as well as Illinois law contain some provisions that may be viewed as having a possible anti-takeover effect.	The Nevada Articles of Incorporation and Nevada Bylaws, as well as Nevada law, contain some provisions that may be viewed as having a possible anti-takeover effect.
Special Meetings of Shareholders

Limits on the rights of shareholders to call special meetings of shareholders could have an anti-takeover effect as a potential acquirer may wish to call a special meeting of shareholders for the purpose of considering the removal of directors or an acquisition offer.
The Nevada Bylaws do not allow shareholders to call special meetings.

PROPOSAL 2

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND THE
ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK

Purpose: The Board of Directors has unanimously adopted a resolution seeking shareholder approval to increase the number of shares of our authorized common stock from 200,000,000 shares to 500,000,000 shares and to increase the number of shares of our preferred stock from 10,000,000 shares to 25,000,000 shares.  The Nevada Articles of Incorporation will authorize the issuance of 500,000,000 shares of common stock and 25,000,000 shares of preferred stock.

The Board of Directors believes that the increase in the authorized number of shares of stock is advisable and in the best interests of the Corporation and our shareholders.  The increase will provide the Corporation with flexibility in completing financing and capital raising transactions, which may be necessary for it to execute its future business plans.  Other possible business and financial uses for the additional shares of stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in the Corporation’s best interest.  The Corporation could also use the additional shares of stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments.  The Corporation believes that the additional authorized shares would enable the Corporation to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further shareholder approval and holding a special shareholders’ meeting before such issuance(s) could proceed, except as provided under Nevada law.  As of the date of, and other than as described in, this Proxy Statement, the Corporation has no arrangements or understandings regarding the additional shares that would be authorized or immediate plans to consummate any such transactions.  However, the Corporation reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Corporation and its shareholders.  The Corporation cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value, or that they will not adversely affect the Corporation’s business or the trading price of its common stock.

The increase in the authorized stock would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders.

As is true for shares presently authorized but unissued, the future issuance of common stock or preferred stock convertible into common stock may, among other things, decrease existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing shareholders and have a negative effect on the market price of the common stock.

The Corporation has not proposed the increase in the number of authorized shares of common stock or preferred stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Corporation would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Corporation.  For example, without further shareholder approval, the Board of Directors could authorize the sale of shares of stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors.  Although the increase in the authorized shares has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that the effect of the increase  could facilitate future attempts by the Corporation  to oppose changes in control of the Corporation and perpetuate our management, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.  We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value, or that they will not adversely affect the Corporation’s business or the trading price of the common stock.

No Dissenters’ Rights:  The holders of the Corporation’s common stock are not entitled to dissenters’ rights in connection with the increase in the authorized shares, however, they are entitled to dissenters’ rights in connection with the Reincorporation.

PROPOSAL 3

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND THE
ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

Purpose: The Board of Directors has unanimously adopted a resolution and shareholders owning in excess of two-thirds of the outstanding shares of common stock of the Corporation approved a change in the Corporation’s name to “Agritech Worldwide, Inc.” The name of the Corporation as set forth in the Nevada Articles of Incorporation is  “Agritech Worldwide, Inc.”   The Board of Directors believes that the name Z Trim no longer has any relevance to its business and that “Agritech Worldwide, Inc.” is more reflective of its business objectives.  Based on the foregoing, the Board of Directors also believes that the new name is more accurately aligned with the business strategy of the Corporation.

Effect: A change to the Corporation’s name will most likely result in a change to the Corporation’s ticker symbol and CUSIP number. Shareholders will not be required to tender their shares for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number.  Shareholders should not encounter difficulty in selling or transferring shares as a result of the change in name, CUSIP number or ticker symbol.

No Dissenters’ Rights: The holders of the Corporation’s common stock are not entitled to dissenters’ rights in connection with the name change, however, they are entitled to dissenters’ rights in connection with the Reincorporation.

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE CORPORATION’S AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE CORPORATION HAS AUTHORITY TO GRANT FROM 18,000,000 TO 40,000,000

On October 16, 2012, the Board of Directors adopted, and our stockholders subsequently approved, the Corporation’s Amended and Restated Incentive Compensation Plan (the “Plan”).  As of November 20, 2015, there were 6,896,965 shares of common stock remaining available for grant under the Plan.

As of November 20, 2015, 11,103,035 awards had been granted under the Plan. In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, the Corporation would like to issue securities to our officers, directors and consultants. The Plan currently only has a limited number of shares of common stock reserved for issuance. Management believes that the number of shares of common stock currently available for issuance under the Plan is insufficient to meet its needs to provide for awards to the Plan participants for the next 12 months and insufficient in order to allow us the ability to compete successfully for talented employees and consultants as does the individuals who are eligible to receive awards under the Plan.

The Board of Directors has approved, and holders of approximately 73.6% of the voting power of the Corporation as of November 20, 2015 has approved, the amendment to the Plan to increase by 22,000,000 the number of shares that may be granted under the Plan. The amendment to our Plan will increase the number of shares of common stock with respect to which awards may be granted under the Plan from 18,000,000 shares to 40,000,000 shares. At this time we have no additional grants that are currently contemplated.

The principal provisions of the Plan, as amended, are summarized below and the Plan, which incorporates the amendment to the Plan discussed above, is attached hereto as Exhibit F.  The following discussion is qualified in its entirety by reference to the Plan.

Purpose

The purposes of the Plan are to: (a) enable the Corporation and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Corporation.

Stock Subject to the Plan

A total number of 28,896,965 shares of common stock will be available for grant under the Plan after the increase and after taking into account awards already issued.  No participant may be granted awards under this Plan with respect to more than 2,500,000 shares of common stock (subject to adjustment) for any given year.

If and to the extent that an option, stock appreciation right (“SAR”) or restricted share unit expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the shares of common stock associated with that option, SAR  or restricted share unit will again become available for grant under the Plan.  Similarly, if and to the extent any share of restricted stock (“Restricted Share”) is canceled, forfeited or repurchased for any reason, or if any share of common stock is withheld in settlement of a tax withholding obligation associated with an award, that share of common stock will again become available for grant under the Plan.  Finally, if any share of common stock subject to an option is withheld by the Corporation in satisfaction of the exercise price payable upon exercise of that Option, that share of common stock will again become available for grant under the Plan.

In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the common stock, equitable substitutions or adjustments will be made by the board of directors , in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of shares of common stock subject to outstanding options and SARs, to the exercise price of outstanding options or SARs, to the number, type and issuer of restricted shares of common stock outstanding under the Plan and to the number of restricted share units outstanding under the Plan and/or the type of securities referenced for determining payment in respect thereof.

Administration

The Plan will be administered by the Board of Directors; provided, however, that the Board of Directors may at any time appoint a committee to perform some or all of the board of director’s administrative functions.  Any committee established for this purpose will be composed of not fewer than two members, each of whom will be a non-employee director and an outside director under Section 162(m) of the Code. The authority of any committee appointed by the Board of Directors will be subject to such terms and conditions as the Board of Directors may prescribe.  For purposes of this description, the Board of Directors or the committee appointed by the Board of Directors shall be referred to as the “Administrator.”

Among other functions, the Administrator has the authority:  (a) to select the persons to whom awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in the Plan); (b) to determine the type of award to be granted to any person; (c) to determine the number of shares of common stock, if any, covered by such awards; and (d) to establish the terms and conditions of each award agreement.

Subject to the express terms of the Plan, all decisions made by the Administrator pursuant to the provisions of the Plan will be final and binding on all persons, including the Corporation and participants.  No director will be liable for any good faith determination, act or omission in connection with the Plan or any award.

Eligibility

Employees, directors, consultants, and other individuals who provide services to the Corporation or its affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Corporation or a subsidiary are eligible to be granted incentive stock options (“ISOs”).  Approximately 12 officers and key employees are eligible for consideration to receive awards under the Plan.

Terms of Awards

Stock Options.  The Administrator may grant ISOs or non-qualified stock options (“NSOs”) to eligible employees.  The exercise price for any option will not be less than one hundred percent of the fair market value of the shares on the date of grant, provided that employees owning more than 10% of the voting power of all classes of Corporation stock are ineligible to receive ISOs unless the exercise price is at least 110% of the Fair Market Value on the date the option is granted and the option expires no later than five years after it is granted.  The Administrator may impose such restrictions on any option as it may deem advisable, except that the terms of any ISO must comply with the provisions of the Code.

Stock Appreciation Rights.  The Administrator may grant SARs to eligible participants.  Upon the exercise of an SAR, a participant will be entitled to receive, in either cash and/or shares of common stock (as determined by the Administrator), an amount equal to the excess, if any, of (a) the fair market value, as of the date such SAR (or portion of such SAR) is exercised, of the shares of common stock covered by such SAR (or portion of such SAR) over (b) the fair market value of the shares of common stock covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted. The Administrator may impose such restrictions on any SAR granted pursuant to the Plan as it may deem advisable.  Unless otherwise specified in the Award Agreement, the term of an SAR will be ten years.

Restricted Shares.  Shares of restricted stock granted to participants under the Plan will be subject to such restrictions as the Administrator may impose.  The Administrator may condition the lapse of such restrictions on the passage of time, the attainment of specified performance goals, or otherwise.  The Administrator may impose a grant restriction which is related to one or more specified performance goals identified in the Plan so that the grant qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

The specified Section 162(m) performance goals, referred to as “Performance Goals,” for restricted stock and other awards intended to qualify as performance based compensation under Section 162(m) of the Code shall be established by the Administrator prior to the grant of an Award and shall be based on the attainment of goals relating to one or more of the following business criteria measured on an absolute basis or in terms of growth or reduction:  return on assets employed , earnings per share, total shareholder return, net income (pre-tax or after-tax and with adjustments as stipulated), return on equity, return on capital employed, return on assets, return on tangible book value, operating income, earnings before depreciation, interest, taxes and amortization , loss ratio, expense ratio, stock price, economic value added, operating cash flow and such other subjective or objective performance goals, including individual goals, that it deems appropriate. The specific Performance Goals may be, on an absolute or relative basis, established based on one or more of the above business criteria with respect to the Corporation or any one or more subsidiaries or other business units or product lines of the Corporation.  Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.  The applicable performance measurement period may not be less than three months nor more than 10 years.

Except as otherwise provided by an Award Agreement, all restricted stock still subject to restriction shall be immediately and automatically forfeited to the Corporation upon a participant’s termination of service with the Corporation.   Prior to (and after) the lapse of the applicable restrictions on the restricted stock, shares of restricted stock are entitled to vote and receive dividends on the same basis as all other shares of common stock.

Restricted Stock Units. The Administrator, at any time and from time to time, may grant restricted stock units to such participants and in such amounts as it shall determine.  An award of restricted stock units entitles the participant to receive cash or shares of common stock at such future time and upon such terms and conditions as specified by the Administrator in the agreement evidencing such Award.  The Administrator may base restrictions upon the attainment of Performance Goals so that the Award qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Code.  The Administrator may also base the restrictions upon such other conditions, restrictions and contingencies as the Administrator may determine.

Cash Incentive Awards.   The Administrator may establish cash incentive awards either alone or in addition to other awards granted under the Plan.  The Administrator shall determine the employees to whom and the time or times at which cash incentive awards shall be granted, and the conditions upon which such awards will be paid.  The maximum cash incentive award payable to an employee in any fiscal year shall not exceed $2,000,000.  A Cash Incentive Award will be paid solely on account of the attainment of one or more pre-established, objective Performance Goals.  Performance Goals shall be based on one or more business criteria that apply to the individual, a business unit, or the Corporation as a whole.  Performance Goals shall be established in writing by the Administrator not later than 90 days after the commencement of the period of service to which the Performance Goal relates.

Change of Control

Upon or in anticipation of any Change in Control as defined in the Plan, the Administrator may, in its sole and absolute discretion and without the need for the consent of any participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:  (a) cause any or all outstanding options and SARs held by participants affected by the Change in Control to become fully vested and immediately exercisable, in whole or in part; (b) cause any or all outstanding restricted stock held by participants affected by the Change in Control to become non-forfeitable, in whole or in part; (c) cancel any option held by a participant affected by the Change in Control in exchange for an option to purchase common stock of any successor corporation; (d) cancel any or all restricted stock or restricted stock units held by participants affected by the Change in Control in exchange for restricted shares of or restricted share units in respect of the common stock of any successor corporation; (e) redeem any or all restricted stock held by participants affected by the Change in Control for cash and/or other substitute consideration; (f) cancel any option or SAR held by a participant affected by the Change in Control in exchange for cash and/or other substitute consideration; or (g) cancel any restricted share unit held by a participant affected by the Change in Control in exchange for cash and/or other substitute consideration.

Shareholder Rights

A participant has no rights to vote any shares of common stock covered by an award until he or she has become the holder of record of such share(s).

Transferability

Except as permitted by the Plan or a participant’s award agreement, an award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, prior to vesting (or exercise in the case of options and SARs).

Amendment, Modification and Termination of Plan

The Board of Directors may amend, alter or discontinue the Plan at any time.  However, except as otherwise provided in the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a participant with respect to an award without that participant’s consent or which, without the approval of such amendment by the Corporation’s stockholders would increase the total number of shares of common stock reserved for the purposes of the persons or class of persons eligible to receive Awards.  The Plan will continue in effect until the earliest of (a) the date on which it is terminated by the Board of Directors, (b) the date on which no shares of common stock remain available for issuance under the Plan, and (c) the l0th anniversary of the date of the amendment to the Plan (or, if the stockholders approve any amendments to the Plan, the l0th anniversary of the date of such approval); provided, however, that awards granted prior to the Plan’s termination may extend beyond that termination.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than 90 days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of SARs. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Corporation is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Corporation generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Q. WHY HAS THE PROPOSAL BEEN MADE TO AUTHORIZE THE REINCORPORATION FROM ILLINOIS TO NEVADA?

A.	Our board of directors believes that the proposed Reincorporation from Illinois to Nevada would enable the Corporation to take advantage of certain favorable tax treatment offered under Nevada law.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO CONDUCT THE PROPOSED REINCORPORATION?

A.	All members of the Board of Directors have approved the proposed Reincorporation as it is in the best interest of the Corporation and the best interest of the current shareholders of the Corporation.

Q. WILL THE PROPOSED REINCORPORATION RESULT IN ANY TAX LIABILITY TO ME?

A.	The proposed Reincorporation is intended to be tax free for federal income tax purposes.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE REINCORPORATION PROPOSAL BEING PASSED?

A.   To approve this proposal, the affirmative vote of at least two-thirds of the voting rights of the common stock and other shares holding voting rights is required. A consent in favor of this proposal has already been received from shareholders holding in excess of two-thirds of the Corporation’s total voting power.

Q.   WHY IS THE BOARD PROPOSING AND RECOMMENDING THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK?

A:   The Board of Directors believes that the increase in the authorized number of shares of stock is advisable and in the best interests of the Corporation and its shareholders.  The increase will provide the Corporation with flexibility in completing financing and capital raising transactions, which may be necessary for it to execute its future business plans.  Other possible business and financial uses for the additional shares of stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in the Corporation’s best interest.

Q.   HAS THE BOARD APPROVED THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK?

A.   All members of the Board of Directors have approved the proposal to increase the number of authorized shares of common stock and preferred stock as is in the best interest of the Corporation and the best interest of the current shareholders of the Corporation.

Q.   WHAT VOTE OF THE SHAREHOLDER WILL RESULT IN THE PROPOSAL BEING PASSED?

A.   To approve the proposal to increase the number of authorized shares of common stock and preferred stock, the affirmative vote of at least two-thirds of the voting rights of the common stock and other shares holding voting rights is required. A consent in favor of this proposal has already been received from shareholders holding in excess of two-thirds of the Corporation’s total voting power.

Q.   WHY IS THE BOARD PROPOSING AND RECOMMENDING THE NAME OF THE COMPANY BE CHANGED?

A:   The Board of Directors believes that the name Z Trim no longer has any relevance to its business and that “Agritech Worldwide, Inc.” is more reflective of its business objectives.

Q.   HAS THE BOARD APPROVED THE PROPOSAL TO CONDUCT THE PROPOSED NAME CHANGE?

A.   All members of the Board of Directors have approved the proposal to authorize the Board to effectuate the name change as is in the best interest of the Corporation and the best interest of the current shareholders of the Corporation.

Q.   WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSAL BEING PASSED?

A.   To approve this proposal, the affirmative vote of at least two-thirds of the voting rights of the common stock and other shares holding voting rights is required. A consent in favor of this proposal has already been received from shareholders holding in excess of two-thirds of the Corporation’s total voting power.

Q. WHY HAS THE PROPOSAL BEEN MADE TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE CORPORATION HAS AUTHORITY TO GRANT UNDER ITS AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN?

A.	The Board of Directors believes that the adoption of the amendment to the Plan to increase the number of shares of common stock that the Corporation has to grant under its Amended and Restated Incentive Compensation Pan will increase our ability to attract and retain talented employees, directors and consultants and thereby enhance our growth and profitability.

Q.	WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE AMENDMENT TO THE AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN BEING PASSED?

A.	To approve this proposal, the affirmative vote of holders of in excess of a majority of the voting rights of the common stock and other shares holding voting rights is required. A consent in favor of the proposal has already been received from shareholders holding in excess of a majority of the Corporation’s total voting power.

Q.	WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.	Z Trim will pay for the delivery of this Information Statement.

Q.	WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A:	Edward B. Smith, Chief Executive Officer of the Corporation, 1011 Campus Drive, Mundelein, Illinois 60060, telephone (847) 549-6002.

VOTE REQUIRED FOR APPROVAL

The Board of Directors of Z Trim has adopted, ratified and approved the Proposals and shareholders of the Corporation holding in excess of two-thirds of the total voting power of the Corporation have approved the Proposals.  Proposal 1 (Reincorporation), Proposal 2 (increase in the number of authorized shares of common stock and preferred stock), and Proposal 3 (change of the Corporation’s name) require the vote of at least two-thirds of the outstanding voting power of the Corporation and Proposal 4 (adoption of the amendment to the Corporation’s Amended and Restated Incentive Compensation Plan, requires the vote of at least a majority of the outstanding voting power of the Corporation.

DISSENTERS’ RIGHTS OF APPRAISAL

The IBCA provides for dissenters’ rights in connection with the Reincorporation.  See “Reincorporation—Dissenters’ or Appraisal Rights Related to the Reincorporation.”

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on November 20, 2015 as the record date for the determination of the shareholders entitled to notice of the action by written consent. As of November 20, 2015, Z Trim had issued and outstanding 93,797,501 shares of common stock, and 710,185 shares of Series B preferred stock issued and outstanding. The Series B preferred stock is non-voting.  Shareholders holding a controlling interest equaling in excess of two thirds of the voting rights of the securities of Z Trim, as of the record date have consented to the action required to carry the proposed Proposals.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT SHAREHOLDERS

The following table presents certain information as of November 20, 2015, regarding the beneficial ownership of the Z Trim common stock held by each director, each of our named executive officers and all directors and named executive officers as a group.  As of November 20, 2015, we had 93,797,501 shares of common stock outstanding.

Name and Address (1)	Shares Beneficially Owned (2)		Percentage of Shares Outstanding
Named Executive Officers
Edward B. Smith (Director and Chief Executive Officer)	102,092,557	(3)	80.5%

Steven J. Cohen (Managing Director of Communications and Planning and Former President and Former Director)	1,421,483	(4)	1.5%

John R. Elo (Former Chief Financial Officer)	630,250	(5)	*

Anthony Saguto (Former Chief Financial Officer)	440,000	(6)	*

Donald G. Wittmer (Acting Chief Financial Officer)	—		*

Directors

Morris Garfinkle	6,812,115	(7)	6.8%

Dan Jeffery	1,192,308	(8)	1.3%

All named executive officers and directors as a group (7 persons)	112,588,713		82.4%

*Less than 1% of our common stock outstanding.

(1)	The address for each shareholder listed in the table is c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.

(2)	The specified persons have sole voting and sole dispositive powers as to all shares, except as otherwise indicated.

(3)	Consists of: (i) 33,440,666 shares of common stock beneficially owned by Mr. Smith (consisting of: (A) 350,164 shares of common stock owned directly by Mr. Smith, (B) 407,889 shares of common stock issuable upon conversion of convertible notes held directly by Mr. Smith, (C) 813,839 shares of common stock issuable upon conversion of Series B Preferred Stock owned directly by Mr. Smith, and (D) 31,868,774 shares of common stock issuable upon exercise of warrants owned directly by Mr. Smith); and (ii) 68,651,891 shares of common stock beneficially owned by Aristar Capital Management, LLC (“Aristar Capital”), together with Aristar Ventures I, LLC (“Aristar Ventures I”), Aristar Ventures I-B, LLC (“Aristar Ventures I-B”) and Aristar Ventures I-C, LLC (“Aristar Ventures I-C”), which is further described in the table below setting forth persons known to us to be owners of more than 5% of our common stock. Mr. Smith is the managing member of Aristar Capital, an investment management firm that serves as the investment manager of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. Mr. Smith is also the managing member of Aristar Capital Management GP, LLC (“Aristar GP”), which serves as the managing member of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. As a result of the foregoing, the shares of common stock deemed to be beneficially owned by each of (i) Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C are deemed to be beneficially owned by each of Aristar Capital and Aristar Capital GP and (ii) Aristar Capital and Aristar Capital GP are deemed to be beneficially owned by Mr. Smith. Aristar Capital and Aristar GP filed a Form 4 on July 2, 2015 that reported shared beneficial ownership with respect to an aggregate of 68,651,891 shares of common stock held by Aristar Ventures (as defined below). The 68,651,891 shares of common stock consist of: (i) 65,587,628 shares of common stock held directly by Aristar Ventures I; (ii) 1,985,448 shares of common stock held directly by Aristar Ventures I-B; and (iii) 1,078,815 shares of common stock held directly by Aristar Ventures I-C. Mr. Smith is the managing member of Aristar Capital, an investment management firm that serves as the investment manager of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. Mr. Smith is also the managing member of Aristar GP, which serves as the managing member of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. As a result of the foregoing, the shares of common stock deemed to be beneficially owned by each of (i) Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C are deemed to be beneficially owned by each of Aristar Capital and Aristar Capital GP and (ii) Aristar Capital and Aristar Capital GP are deemed to be beneficially owned by Mr. Smith.

(4)	Consists of 1,421,480 shares of common stock subject to options exercisable within 60 days of November 20, 2015. Mr. Cohen resigned from the Board, effective November 4, 2015.

(5)	Consists of 630,250 shares of common stock subject to options exercisable within 60 days of November 20, 2015. Mr. Elo retired as Chief Financial Officer of the Corporation effective May 18, 2015.

(6)
Consists of 440,000 shares of common stock subject to options exercisable within 60 days of November 20, 2015. Mr. Saguto was appointed as Chief Financial Officer of the Corporation effective May 18, 2015 and resigned this position effective November 16, 2015.

(7)
Consists of: (i) 1,011,185 shares of common stock owned directly by Mr. Garfinkle, (ii) 53,665 shares of common stock issuable upon conversion of convertible notes owned directly by Mr. Garfinkle, (iii) 115,243 shares of common stock issuable upon conversion of Series B Preferred Stock owned directly by Mr. Garfinkle, and (iv) 5,632,022 shares of common stock issuable upon exercise of warrants owned directly by Mr. Garfinkle.

(8)
Consists of (i) 192,308 shares of common stock directly owned by Mr. Jeffery, and (ii) 1,000,000 shares of common stock subject to options exercisable within 60 days of November 20, 2015 that were awarded for services rendered to Jeffery Consulting Group, LLC, of which Mr. Jeffery is the sole member.

The following table presents certain information as of November 20, 2015 regarding the beneficial ownership of the Z Trim common stock held by each known 5%-or-greater shareholder of Z Trim.

Name and Address	Shares Beneficially Owned (1)	Percentage of Shares Outstanding
Aristar Ventures I, LLC and Aristar Ventures I-B, LLC and Aristar Ventures I-C, LLC 1120 Avenue of the Americas, Suite 1514 New York, NY 10036	68,651,891	73.2%

(1)	Aristar Capital and Aristar GP (collectively, with Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C, “Aristar Ventures”) filed a Form 4 with the SEC on July 2, 2015 to report shared beneficial ownership with respect to an aggregate of 68,651,891 shares of common stock held by Aristar Ventures. Mr. Smith is the managing member of Aristar Capital, an investment management firm that serves as the investment manager of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. Mr. Smith is also the managing member of Aristar GP, which serves as the managing member of Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C. As a result of the foregoing, the shares of common stock deemed to be beneficially owned by each of (i) Aristar Ventures I, Aristar Ventures I-B and Aristar Ventures I-C are deemed to be beneficially owned by each of Aristar Capital and Aristar Capital GP and (ii) Aristar Capital and Aristar Capital GP are deemed to be beneficially owned by Mr. Smith.

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other shareholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Information Statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended December 31, 2014 and quarterly reports on Form 10-Q for the past quarters ended, March 31, 2015, June 30, 2015 and September 30, 2015, and, any reports on Form 8-K or other forms which have been filed with the SEC are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 1011 Campus Drive, Mundelein, Illinois 60060 stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices. If multiple shareholders sharing an address have received one copy of this Information Statement and would prefer us to mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated:                    , 2015

By Order of the Board of Directors

/s/ Morris R. Garfinkle
Morris R. Garfinkle
Chairman of the Board of Directors

EXHIBITS

Exhibit A—Written Consent of Z Trim Holdings, Inc. Shareholders

Exhibit B—Reincorporation Merger Agreement

Exhibit C— Nevada Articles of Incorporation of Agritech Worldwide, Inc.

Exhibit D—Nevada Bylaws of Agritech Worldwide, Inc.

Exhibit E—Summary of Dissenters’ Rights

Exhibit F—Amended and Restated Incentive Compensation Plan, as amended

Exhibit A
WRITTEN CONSENT OF
SHAREHOLDERS OF
 Z TRIM HOLDINGS, INC.

The undersigned, constituting the holders of over two-thirds of the total voting power of Z Trim Holdings, Inc. (the “Corporation”) and acting by written consent in lieu of a meeting in accordance with Sections 7.10 and 10.20 of the Illinois Business Corporation Act of 1983, hereby adopt the following resolutions:
RESOLVED, that the reincorporation of the Corporation from the State of Illinois to the State of Nevada (the “Reincorporation”) be, and hereby is, approved; and

RESOLVED FURTHER, that an agreement and plan of merger that accomplishes the Reincorporation be, and hereby is, approved; and

RESOLVED FURTHER, that an increase in the authorized shares of common stock of the Corporation to 500,000,000 shares and an increase in the authorized shares of preferred stock of the Corporation to 25,000,000 shares be, and hereby is, approved; and

RESOLVED FURTHER, that the change of the name of the Corporation from “Z Trim Holdings, Inc.” to “Agritech Worldwide, Inc.” be, and hereby is, approved; and

RESOLVED FURTHER, that an amendment to the Corporations’ incentive compensation plan with such maximum number of shares of common stock available for  awards being increased to 40,000,000 shares of common stock be, and hereby is, approved; and

RESOLVED FURTHER , that the Corporation be, and hereby is, authorized, empowered and directed to prepare and file an Information Statement on Schedule 14C, in the form attached hereto as Exhibit A, and to effectuate the mailing of such Schedule 14C to the holders of record of the shares of the Corporation’s common stock and preferred stock as set forth in the Schedule 14C, with such changes, additions and deletions as the appropriate officers of the Corporation, upon the advice of counsel, approve, the execution thereof to be conclusive evidence of such approval; and

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized to execute and deliver on behalf of the Corporation all such further documents, certificates, or instruments, to take on behalf of the Corporation all such further actions, and to pay on behalf of the Corporation all such expenses that he determines to be necessary or desirable in order to carry out the foregoing resolutions, the execution and delivery of any such documents, certificates, or instruments, the taking of any such actions, and the payment of any such expenses to be conclusive evidence of that determination.

IN WITNESS WHEREOF, the undersigned shareholders of the Corporation have executed this Written Consent as of the 20th day of November, 2015.

/s/ Edward B. Smith
Edward B. Smith

Aristar Capital Management, LLC

By:	/s/ Edward B. Smith
Edward B. Smith, Managing Member

Aristar Capital Management GP, LLC

By:	/s/ Edward B. Smith
Edward B. Smith, Managing Member

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Aristar Ventures I, LLC

By:	Aristar Capital Management GP, LLC, its Managing Member

By:	/s/ Edward B. Smith
Edward B. Smith, Managing Member

Aristar Ventures I-B, LLC

By:	Aristar Capital Management GP, LLC, its Managing Member

By:	/s/ Edward B. Smith
Edward B. Smith, Managing Member

Aristar Ventures I-C, LLC

By:	Aristar Capital Management GP, LLC, its Managing Member

By:	/s/ Edward B. Smith
Edward B. Smith, Managing Member

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Exhibit B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of _________   , 2015 (this “Agreement”), by and between Z Trim Holdings, Inc., an Illinois corporation (“Z Trim”), and Agritech Worldwide, Inc., a Nevada corporation (“Agritech Worldwide”).

WITNESSETH:

WHEREAS, Z Trim is a corporation duly organized and existing under the laws of the State of Illinois;

WHEREAS, Agritech Worldwide is a corporation duly organized and existing under the laws of the State of Nevada and a wholly owned subsidiary of Z Trim;

WHEREAS, on the date hereof, Z Trim has authority to issue Two Hundred Ten Million (210,000,000) shares of capital stock consisting of Two Hundred Million (200,000,000) shares of common stock, $0.00005 par value per share (“Illinois Common Stock”), of which 93,797,501 shares are issued and outstanding, and Ten Million (10,000,000) shares of preferred stock, $0.01 par value per share, of which Three Million (3,000,000) are designated as Series B Preferred Stock  and 710,185 shares are issued and outstanding;

WHEREAS, on the date hereof, Agritech Worldwide has authority to issue Five Hundred Twenty-five Million (525,000,000) shares of capital stock consisting of Five Hundred Million (500,000,000) shares of common stock, $0.00005 par value per share (“Agritech Common Stock”), and Twenty Five Million (25,000,000) shares of preferred stock, $0.01 par value per share, of which Three Million (3,000,000) are designated as Series B Preferred Stock;

WHEREAS, on the date hereof, one (1) share of Agritech Common Stock is issued, outstanding and owned by Z Trim;

WHEREAS, the respective boards of directors of Z Trim and Agritech Worldwide have determined that, for the purpose of effecting the reincorporation of Z Trim in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Z Trim merge with and into Agritech Worldwide upon the terms and conditions herein provided (the “Plan”);

WHEREAS, the respective boards of directors of Z Trim and Agritech Worldwide have approved the transactions contemplated by this Plan;

WHEREAS, the respective shareholders of Z Trim and Agritech Worldwide have approved this Plan; and

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Z Trim and Agritech Worldwide hereby agree to merge as follows:

1.           Merger. Subject to the terms and conditions hereinafter set forth, Z Trim shall be merged with and into Agritech Worldwide, with Agritech Worldwide being the surviving corporation in the merger (the “Merger”).  The Merger shall be effective on that date and time (the “Effective Time ”) that is the later of (i) the date and time  that a certificate of merger consistent with the terms of this Plan and Section 11.05 of the Illinois Business Corporation Act of 1983 (the “IBCA”) is filed with the Secretary of the State of Illinois; and (ii) the date and time that articles of merger consistent with the terms of the Plan as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS ”) are filed with the Secretary of the State of Nevada.

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2.          Principal Office of Z Trim. The address of the principal office of Z Trim is 1011 Campus Drive, Mundelein, IL 60060.

3.          Corporate Documents. The Articles of Incorporation of Agritech Worldwide, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Agritech Worldwide as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.  The Bylaws of Agritech Worldwide, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Agritech Worldwide as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.          Directors and Officers. The directors and officers of Z Trim at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Agritech Worldwide at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Agritech Worldwide.

5.          Succession. At the Effective Time, Agritech Worldwide shall succeed to Z Trim in the manner of and as more fully set forth in Section 11.05 of the IBCA and in Section 92A.250 of the NRS.

6.          Further Assurances. From time to time, as and when required by Agritech Worldwide  or by its successors and assigns, there shall be executed and delivered on behalf of Z Trim such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Agritech Worldwide  the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Z Trim, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Agritech Worldwide are fully authorized in the name and on behalf of Z Trim or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.          Common Stock and Preferred Stock of Z Trim. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Z Trim Common Stock issued and outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and non-assessable share of Agritech Worldwide Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Z Trim Series B Preferred Stock issued and outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and non-assessable share of Agritech Worldwide Series B Preferred Stock.

8.          Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Z Trim Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Agritech Worldwide Common Stock into which the shares of the Z Trim Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Z Trim or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Agritech Worldwide or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Z Trim Common Stock evidenced by such outstanding certificate as above provided.

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9.         Options; Warrants.  Each option, warrant or other right to purchase shares of Z Trim Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase a corresponding number of shares of Agritech Worldwide Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Z Trim Common Stock.

10.        Common Stock of Agritech Worldwide.  At the Effective Time, the previously outstanding One share of Z Trim Common Stock registered in the name of Agritech Worldwide shall by reason of the Merger, be reacquired by Agritech Worldwide, shall be retired and shall resume the status of authorized and unissued shares of Agritech Worldwide Common Stock, and no shares of Agritech Worldwide Common Stock or other securities of Agritech Worldwide shall be issued in respect thereof.

11.        Amendment.  The boards of directors of Z Trim and Agritech Worldwide may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Agritech Worldwide or the stockholders of Z Trim shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Z Trim Common Stock; (ii) alter or change any term of the articles of incorporation of Agritech Worldwide, as the surviving corporation to the Merger; or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Z Trim Common Stock.

12.        Abandonment.  At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Z Trim or Agritech Worldwide or both, notwithstanding approval of this Plan by the sole shareholder of Agritech Worldwide or the stockholders of Z Trim, or both.

13.        Rights and Duties of Agritech Worldwide. At the Effective Time and for all purposes the separate existence of Z Trim shall cease and shall be merged with and into Agritech Worldwide which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Z Trim; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Z Trim shall continue and be taken and deemed to be transferred to and vested in Agritech Worldwide without further act or deed; and the title to any real estate, or any interest therein, vested in Z Trim shall not revert or be in any way impaired by reason of such Merger; and Agritech Worldwide shall thenceforth be responsible and liable for all the liabilities and obligations of Z Trim; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Z Trim may be prosecuted as if the Merger had not taken place, or Agritech Worldwide may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Z Trim shall be impaired by the Merger.  If at any time Agritech Worldwide shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Z Trim in Agritech Worldwide according to the terms hereof, the officers and directors of Agritech Worldwide are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Agritech Worldwide, and otherwise to carry out the purposes of this Plan.

14.        Consent to Service of Process. Agritech Worldwide hereby agrees that it may be served with process in the State of Illinois in any proceeding for enforcement of any obligation of Z Trim, as well as for enforcement of any obligation of Agritech Worldwide arising from the Merger. Agritech Worldwide hereby irrevocably appoints the Secretary of State of the State of Illinois and the successors of such officer its attorney in the State of Illinois upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Agritech Worldwide any obligation of Z Trim. In the event of such service upon the Secretary of State of the State of Illinois or the successors of such officer, such service shall be mailed to the principal office of Agritech Worldwide, 1011 Campus Drive, Mundelein, IL 60060, Attention: Corporate Secretary.

[Signature page follows]

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IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Board of Directors of both Z Trim and Agritech Worldwide, and then approved by their respective shareholders, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

Z TRIM HOLDINGS, INC.

By:
Name: Edward B. Smith Title: President and Chief Executive Officer

AGRITECH WORLDWIDE, INC.

By:
Name: Edward B. Smith Title: President and Chief Executive Officer

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Exhibit C

ARTICLES OF INCORPORATION

OF

AGRITECH WORLDWIDE, INC.

1.          The name of the Corporation is: Agritech Worldwide, Inc.

2.          The registered agent for Services of Process is: The Corporation Trust Company.

3.          The total number of shares of stock which the Corporation shall have authority to issue is FIVE HUNDRED MILLION (500,000,000) shares of Common Stock, par value $0.00005 per share (the “Common Stock”); and TWENTY FIVE MILLION (25,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), of which THERE MILLION (3,000,000) shares are hereby designated as Series B 12.5% Convertible Preferred Stock (the “Series B Preferred Stock”).

The Preferred Stock may be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

Shares of stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

The powers, privileges and restrictions, qualifications, limitations designations, preferences and other special rights of the Series B Preferred Stock are as follows:

A. Stated Value; Dividend Provisions.

The Series B Preferred shall have a stated value (“Stated Value”) of four dollars ($4.00) per share.
Subject to the rights of series of preferred stock which may from time to time come into existence, the holders of shares of Series B Preferred Stock (the “Holder” or “Holders”) shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in shares of common stock of the Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) on the shares of Common Stock, at the rate of 12.5% per annum on the Stated Value and any unpaid and accrued dividends (the “Original Series B Issue Price”), payable in cash or shares of the Common Stock, at the option of the Holder, on the earlier to occur of the Redemption Date (as hereinafter defined) or on the date of the consummation by the Corporation of a merger, combination or sale of substantially all of the Corporation’s assets or the purchase by one or a group of related persons  of more than 50% of the outstanding voting stock of the Corporation a “Change of Control.” The number of Common Stock to be issued on the Series B Preferred Stock for accrued dividends is equal to the result obtained by dividing (x) the accrued and unpaid dividends by (y) the Conversion Price (as hereinafter defined in subsection D(2)).  The initial Conversion Price is $0.35 (the “Conversion Price”). Such dividends shall accrue on each share from the date of issuance of the Series B Preferred Stock (the “Issuance Date”), and shall accrue from day to day, whether or not earned or declared (365 days in non-leap years and 366 days in leap years).  Such dividends shall be cumulative so that if such dividends, in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock.  Any accumulation of dividends on the Series B Preferred Stock shall not bear interest.

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Cumulative dividends with respect to a share of Series B Preferred Stock which are accrued, payable and/or in arrears shall, upon conversion of such share to Common Stock, subject to the rights of series of preferred stock which may from time to time come into existence, be paid to the extent assets are legally available therefor and any amounts for which assets are not legally available shall be paid promptly as assets become legally available therefor any partial payment will be made pro rata among the holders of such shares.  Unless full dividends on the Series B Preferred Stock for all past dividend periods and the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart: (A) no shares of Common Stock shall be purchased, redeemed, or acquired by the Corporation and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption, or acquisition thereof; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock held by employees, officers, directors, consultants or other persons performing services for the Corporation or any wholly owned subsidiary (including, but not by way of limitation, distributors and sales representatives) that are subject to restrictive stock purchase agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment.

If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series B Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon conversion of this Series B Preferred Stock  (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution

B. Liquidation Preference.

(1) In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Series B Preferred  Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) the Stated Value, for each outstanding share of Series B Preferred Stock and (ii) accrued but unpaid dividends on such share.  If upon the occurrence of such event, the assets and funds thus distributed among the Holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of preferred stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders of the Series B Preferred Stock in proportion to the amount of such stock owned by each such Holder.

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(2) For purposes of this Section, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (B) a sale of all or substantially all of the assets of the Corporation; unless the Corporation’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity (each of such events, a “Deemed Liquidation Event”). In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(a) Securities not subject to securities law restrictions on free marketability or other similar restrictions on free marketability: (i) If traded on a securities exchange, the OTC Bulletin Board or through NASDAQ-NNM, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing; (ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and (iii) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series B Preferred Stock.

(b) The method of valuation of securities subject to securities law restrictions on free marketability or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i), (ii) or (ii) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the Holders of at least a majority of the voting power of all then outstanding shares of such Series B Preferred Stock.

(3) In the event the requirements of this subsection are not complied with, this Corporation shall forthwith either: (a) cause such closing to be postponed until such time as the requirements of this Section have been complied with; or (b) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series B Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection B.(4) hereof.

(4) The Corporation shall give each Holder of record of Series B Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the shareholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the Holders of Series B Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series B Preferred Stock.

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C. Redemption.

(1) Subject to the rights of preferred stock which may from time to time come into existence, this Corporation shall redeem, from any source of funds legally available therefor, the Series B Preferred Stock earlier to occur of three years from the date of the last closing of the Preferred or on the date of the consummation by the Corporation of a merger, combination or sale of substantially all of the Corporation’s assets or the purchase by one or a group of related persons of more than 50% of the outstanding voting stock of the Corporation a “Change of Control”), the “Series B Redemption Date” or the “Maturity Date”). The Corporation shall effect such redemption on the applicable Series B Redemption Dates by paying in cash in exchange for the shares of Series B Preferred Stock to be redeemed a sum equal to the Stated Value (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or accumulated but unpaid dividends, on such shares payable in the shares of the Common Stock (the “Series B Redemption Price”). Any redemption effected pursuant to this subsection shall be made on a pro rata basis among the holders of the Series B Preferred Stock in proportion to the number of shares of Series B Preferred Stock then held by such holders.

(2) As used herein, the term “Redemption Date” shall refer to the “Series B Redemption Date” and the term “Redemption Price” shall refer to each of “Series B Redemption Price.” Subject to the rights of series of preferred stock which may from time to time come into existence, at least fifteen (15) but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each Holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Stock to be redeemed, at the address last shown on the records of this Corporation for such Holder, notifying such Holder of the redemption to be effected, specifying the number of shares to be redeemed from such Holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). On or after the Redemption Date, each Holder of Series B Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(3) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the Holders of shares of Series B Preferred Stock designated for redemption in the Redemption Notice as Holders of Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of preferred stock which may from time to time come into existence, if the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the Holders of such shares to be redeemed based upon their holdings of Series B Preferred Stock. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of preferred stock which may from time to time come into existence, at any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

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D. Conversion.

The Holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

1. Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the Holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to the Series B Preferred Stock, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the Stated Value plus the amount represented by accrued but unpaid dividends on such share by (y) the Conversion Price (as defined below) applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. If a holder elects to convert their Preferred Shares, the holder will receive upon conversion a number of shares of Common Stock equal to the number of shares of Common Stock the holder would have received had they also received all of the dividends (without duplication) payable to them through the Redemption Date.

2. Conversion Price.

(a) The initial Conversion Price per share for shares of Series B Preferred Stock shall be $0.35 per share; provided, however, that the Conversion Price for the Series B Preferred Stock shall be subject to adjustment as set forth in subsection D(3) below. References herein to the Conversion Price shall mean the Conversion Price as from time to time adjusted pursuant to the provisions of subsection D(4) and in effect on the applicable date.

(b) The term “Conversion Shares” shall mean such Common Stock issuable upon conversion of the Series B Preferred Stock.

3. Mechanics of Conversion.

Before any Holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the conversion may, at the option of any Holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities. The Corporation will have the right, at its option, to require the conversion of the Preferred and any accrued and unpaid dividends into common stock at any time prior to the Redemption Date if the closing bid price of the Common Stock exceeds $1.75 (as adjusted for stock splits, combinations, reclassifications and certain fundamental transactions) for five consecutive trading days (the “Call Provision”). If the Call Provision is exercised, holders will be entitled to all of the dividends they would have received as if they had converted on the Redemption Date.

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4. Adjustment of Conversion Price.

(a) The Conversion Price shall be subject to adjustment from time to time as follows:

(i) Adjustments for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section D.4(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii) Adjustments for Certain Dividends and Distributions. If the Corporation shall at any time or from time to time after the Issuance Date make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Conversion Price then in effect by a fraction:

(A) the numerator of which shall be the total number of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(B) the denominator of which shall be the total number of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Stock issuable in payment of such dividend or distribution.

(iii) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series B Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in clauses (i) and (ii) of Section D.4(a), or a reorganization, merger, consolidation, or sale of assets provided for in Section D.4(a)(iv)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holders shall have the right thereafter to convert the Series B Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of Common Stock into which such Series B Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

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(iv) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Corporation (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in clauses (i) and (ii) of Section D.4(a), or a reclassification, exchange or substitution provided for in Section D.4(a)(iii)), or a merger or consolidation of the Corporation with or into another corporation where the holders of outstanding voting securities of the Corporation prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or any Asset Sale (an “Organic Change”), then as a part of such Organic Change, (A)if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price) so that the Holders shall have the right thereafter to convert such Series B Preferred Stock into the kind and amount of shares of stock and other securities or property of the Corporation or any successor corporation as it would have received as a result of such Organic Change if it had converted the Series B Preferred Stock into Common Stock immediately prior to such Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Exchange Act or its common stock is not listed or quoted on a national securities exchange or the OTC Bulletin Board, the Holders shall have the right to demand redemption of the then outstanding Series B Preferred Stock at 115% of the Original Series B Issue Price per share (“Mandatory Redemption”). The Corporation shall give the Holders at least twenty (20) day’s prior written notice of any Organic Change, during which time the Holder shall have the right to convert any portion of the Series B Preferred Stock into Common Stock. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section D.4(a)(iv) with respect to the rights of the Holders after the Organic Change to the end that the provisions of this Section D.4(a)(iv) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series B Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

(v) Certain Issuances. Subject to Section 4(vii) hereof, in case the Corporation shall at any time after the date hereof issue any shares of Stock, or issue any options, rights, warrants and convertible and exchangeable securities to subscribe for shares of Stock, or any securities convertible into or exchangeable for shares of Stock (collectively the "Rights"), for a consideration per share less than the then current market price, or without consideration, the Exercise Price in effect immediately prior to the issuance of such Rights, shall be reduced to the per share consideration of the Rights. If the Rights are subsequently modified, cancelled or expire without exercise, any adjustment previously made to the Exercise Price shall be readjusted to reflect such modification, cancellation and or expiration.

(vi) Adjustment in Number of Conversion Shares. Upon each adjustment of the Conversion Price pursuant to this Section 4(a)v, the number of Conversion Shares issuable upon the conversion of this Series B Preferred shall be adjusted to the nearest full amount by multiplying a number equal to the Conversion Price in effect immediately prior to such adjustment by the number of Series B Preferred Shares issuable upon conversion of the Series B Preferred immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(vii) No adjustment of the Conversion Price or Number of Conversion Shares shall be made:

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(i) upon issuance of shares of Common Stock or options to employees, officers, directors, consultants or advisors of the Corporation pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (ii) upon issuance of Series B Preferred, warrants and for participants in the Initial Closing, First Closing Warrants, issued in connection therewith, and securities upon the exercise, exchange, conversion or adjustment of such Preferred B Preferred, warrants and First Closing Warrants pursuant to the terms thereof, (iii) upon issuance of shares of Common Stock issued and outstanding on the issuance date of the Series B Preferred or issuable upon conversion of convertible securities outstanding on the issuance date of the Series B Preferred or securities issuable pursuant to agreements to which the Corporation is a party as of the issuance date of the Series B Preferred (and including any issuances of securities pursuant to antidilution provisions of any such securities), provided that such securities and such agreements to issue securities have not been amended since the issuance date of the Series B Preferred to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (iv) upon issuance of securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (v) upon issuance of restricted securities for fair market value, from time to time, for the payment of services or to vendors who are not affiliates of the Corporation and (vi) upon issuance of shares of Common Stock issued in connection with a one-time warrant exchange at par value to be offered to all existing warrant holders with warrants outstanding prior to the date of issuance of the Series B Preferred.

(b) Obligation Absolute; Partial Liquidated Damages.  The Corporation shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith, assist in the carrying out of all the provisions of this Section D.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.  If the Corporation fails for any reason to deliver to any Holder any certificate or certificates required pursuant to Section D.3 by the fifth Trading Day after the Conversion Date, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of the amount of the Redemption Price for the shares of the Series B Preferred Stock being converted, $5 per Trading Day (increasing to $10 per Trading Day after five Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered.  The Corporation’s obligations to issue and deliver the Conversion Shares upon conversion of the Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holders to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof (“Person”) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holders or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holders or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holders in connection with the issuance of Conversion Shares. In the event a Holder shall elect to convert any or all of the shares of the Series B Preferred Stock held by such Holder, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and adjoining conversion of all or part of said Series B Preferred Stock shall have issued and the Corporation posts a surety bond for the benefit of such Holder in an amount equal to one hundred fifty percent (150%) of the amount of the Original Series B Issue Price  that the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.  In the absence of an injunction precluding the same, the Corporation shall issue Conversion Shares or, if applicable, cash or other property as required hereunder.  Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Likewise, nothing herein shall prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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(c) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to the Holder any certificate or certificates required pursuant to Section D.3 by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall (i) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder’s total Original Series B Issue Price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (ii) at the option of the Holder, either reissue  Series B Preferred Stock in an amount equal to the Original Series B Issue Price of the attempted conversion or deliver to the Holder the number of shares Common Stock that would have been issued had the Corporation timely complied with its delivery requirements under Section D.3.

(d) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of Common Stock issuable upon conversion of the Series B Preferred Stock pursuant to this Section D.4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holders a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon written request of a Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of the Series B Preferred Stock.  Notwithstanding the foregoing, the Corporation shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

(e) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of the Series B Preferred Stock; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by a Holder in connection with any such conversion.

(f) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which a Holder would otherwise be entitled, the Corporation shall pay in cash any remainder resulting from after the number of whole Common Stock is determined as a result of any conversion.  If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a Common Share, one whole Common Share.

(g) Reservation of Common Stock. The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares Common Stock, solely for the purpose of issuance upon conversion of the Series B Preferred Stock and payment of the amount of accrued but unpaid dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Series B Preferred Stock, taking into account the adjustments and restrictions of Section D.4. The Corporation shall, from time to time in accordance with Nevada law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized Common Stock shall not be sufficient to satisfy the Corporation’s obligations under this Section D.4(g). The Corporation covenants that all Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, non-assessable and, if the Registration Statement (as hereinafter defined) is then effective under the Securities Act, registered for public sale in accordance with the Registration Statement. “Registration Statement” shall mean any registration statement of the Corporation filed under the Securities Act.

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(h) Regulatory Compliance. If any Common Stock to be reserved for the purpose of conversion of the Series B Preferred Stock requires registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

5. Calculations.  All calculations under this Section D shall be made to the nearest cent or the nearest 1/100th of a share of Common Stock, as the case may be.  The number of shares Common Stock outstanding at any given time shall not include the Common Stock owned by or held by or for the account of the Corporation, and the description of any such Common Stock shall be considered on issue or sale of Common Stock.  For purposes of this Section D, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares Common Stock (excluding treasury shares, if any) issued and outstanding.

E. Voting Rights.

The Holder of each share of Series B Preferred Stock shall not have the right to vote except as expressly set forth herein and as may be required under the Nevada Revised Statutes.

F. Protective Provisions.

Subject to the rights of series of preferred stock which may from time to time come into existence, so long as at least 50% of the  shares of the Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) that are issued as part of the Offering are outstanding, the Corporation shall not do any of the following without first obtaining the approval (by vote or written consent, as provided by law) of the Preferred that represents at least a majority of the then outstanding shares of the Preferred:

(1) repay, repurchase or offer to repay, repurchase, make any payment in respect of or otherwise acquire any of its Common Shares or other equity securities other than the exercise of the Call Provision and common dividends in which the Preferred and all of  its dividend shares due over three years participate on an as-converted basis;

(2) amend its articles of incorporation, bylaws or charter documents so as to adversely affect any rights of the Preferred; provided that the following actions shall not be deemed a violation of this covenant: (i) reincorporating the Corporation in a state outside of Nevada; (ii) eliminating cumulative voting rights for the election of directors; (iii) changing the name of the Corporation; (iv) increasing the number of authorized but not issued shares of common stock or preferred stock; and (v) effectuating a reverse stock split; and

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(3) engage in any new transactions with any officer, director, employee or any affiliate of the Corporation, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Corporation, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $500,000 other than (i) for payment of salary (including accrued salary), director fees or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Corporation and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Corporation.

This (3) also includes entering into, creating, incurring, or assuming any additional indebtedness or liens of any kind with any officer, director, employee or any affiliate of the Corporation, on or with respect to any of its property or assets or Collateral now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, subordinated to or pari passu with, in any respect, the Corporation’s obligations under the Preferred;

The following actions shall not be deemed a violation of this covenant: repayment of any existing bridge debt held by any officer, director, employee or any affiliate of the Corporation.

(4) consummate any Change of Control in which the preferred does not receive at least its Stated Value and accrued dividend;

(5) create and issue a new series of preferred stock senior to the Series B Preferred Stock in terms of voting or liquidation preference;

(6) enter into any agreement with respect to any of the foregoing.

G. Board of Directors.

Any single Preferred investor or a group of investors that are so designated and approved by the Corporation in writing who owns more than $5 million of Series B Preferred and acquires at least 50% of the total Series B Preferred (the “Large Investor”) shall have the right to appoint a Director to the Corporation’s Board of Directors.  This right shall be retained so long as the Large Investor holds in excess of 50% of the total Series B Preferred stock that is outstanding and the outstanding Series B Preferred Stock represents at least 20% of the fully diluted ownership of the Company.

H. Status of Converted or Redeemed Stock.

In the event any shares of Series B Preferred Stock shall be redeemed or converted pursuant to Redemption and conversion provisions hereinabove provided, the shares so converted or redeemed shall revert to authorized, unissued and undesignated shares of preferred stock of the Corporation.

I. Waiver.

Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all Holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least a simple majority of the shares of Series B Preferred Stock then outstanding.

4.  Directors Continued: Morris Garfinkle (Chairman), 1011 Campus Drive, Mundelein, Illinois 60060

Edward B. Smith, III, 1011 Campus Drive, Mundelein, Illinois 60060

Dan Jeffery, 1011 Campus Drive, Mundelein, Illinois 60060

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5.   Indemnification.

5.1  Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 5.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors.

5.2  Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 5 or otherwise.

5.3  Claims. If a claim for indemnification or advancement of expenses under this Article 5 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.’

5.4  Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 5 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Articles of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5.5  Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

5.6  Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 5 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

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5.7 Other Indemnification and Prepayment of Expenses. This Article 5 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

5.8. Limited Liability of Directors and Officers.  No director or officer of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however that the foregoing provision does not eliminate or limit the liability of a director or officer of the Corporation for (a) acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (b) the payment or distribution in violation of the Nevada Revised Statutes.

6.     Adoption, Amendment and/or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board is expressly authorized to make, alter and repeal the Bylaws.

7.     Statutory Elections.

7.1   Acquisition of Controlling Interest.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of the Nevada Revised Statutes 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation

7.2   Combinations with Interested Stockholders.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of Nevada Revised Statutes 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

8.    Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Section.

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Exhibit D

BYLAWS

OF

AGRITECH WORLDWIDE, INC.

(a Nevada corporation)

Adopted and Effective:  _________ , 2015

___________________________________________________________________________

ARTICLE 1

STOCKHOLDERS

1.01   Annual Meetings. If required by law, an annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Nevada as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.02   Special Meetings. Special meetings of stockholders may be called at any time by two or more of the Board of Directors, or the President to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting.

1.03   Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

1.04   Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.05   Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these Bylaws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.04 of these Bylaws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.06   Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.07   Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these Bylaws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these Bylaws.

1.08   Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

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1.09   List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

1.10   Consent of Stockholders in Lieu of Meeting. Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

1.11   Nominations for Election to the Board of Directors. (a) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice with respect to such meeting; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in the following subsection (b), who is entitled to vote at the meeting and who complied with the notice procedures set forth below in this Section 1.11.

(b)          At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.11(a)(iii) above, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation; (ii) such other business must be a proper matter for stockholder action under the Nevada Revised Statutes; and (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined below in Section 1.11(d)(iii)(C)(2)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law or the Corporation’s Articles of Incorporation (as the same may be amended and/or restated from time to time, the “Articles of Incorporation”) or these Bylaws (as the same may be amended and/or restated from time to time, the “Bylaws”) to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice.

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(c)          To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event (i) the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting; (ii) no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting; or (iii) the Corporation did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d)          Such stockholder’s notice shall set forth:

(i)            as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (as amended from time to time, the “1934 Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii)           as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(iii)          as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)               the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner;

(B)               (1) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner; (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and such beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation; (4) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) held directly or indirectly by such stockholder and such beneficial owner; (5) any rights to dividends on the shares of the Corporation owned beneficially and of record by such stockholder and such beneficial owner that are separated or separable from the underlying shares of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (7) any performance-related fees (other than an asset-based fee) that such stockholder or such beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, in each case including without limitation any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (8) days after the record date for the meeting to disclose such ownership as of the record date;

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(C)                any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, including without limitation:

(1)            a description of all arrangements or understandings between the stockholder or beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; and

(2)            whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law or the Articles of Incorporation or these Bylaws to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(e)            Notwithstanding anything in Section 1.11(c) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting (or, if the annual meeting is held more than thirty (30) days before or thirty (30) days after such anniversary date, at least seventy (70) days prior to such annual meeting) a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(f)            Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11.  Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(g)            Notwithstanding the foregoing provisions of this Section 1.11, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

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(h)            For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Reuters or comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

ARTICLE 2

BOARD OF DIRECTORS

2.01   Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board. Directors need not be stockholders.

2.02   Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of two thirds  of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Unless otherwise provided in the certificate of incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

2.03   Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

2.04   Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

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2.05   Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaws shall constitute presence in person at such meeting.

2.06   Quorum; Vote Required for Action. At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

2.07   Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.08   Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

2.09   Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE 3

COMMITTEES

3.01   Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

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3.02   Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.

ARTICLE 4

OFFICERS

4.01   Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board.

4.02   Additional Elections. The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

4.03   Term of office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

4.04   Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.  The Chairman of the Board may be, but also need not be, an officer of the Corporation or employed in an executive or any other capacity by the Corporation.

4.05   Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

4.06   President. In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

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4.07   Vice Presidents. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President’s inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

4.08   Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

4.09   Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

4.10   Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE 5

STOCK

5.01   Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

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5.02   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 6

MISCELLANEOUS

6.01   Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

6.02   Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

6.03   Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

6.04   Indemnification. (a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that the person, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all expense, liability and loss (including without limitation attorneys’ fees, judgments, fines, taxes, penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitee in connection with any Proceeding; provided, that the Indemnitee either is not liable pursuant to Nevada Revised Statutes 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to Nevada Revised Statute 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper.

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(b)            Payment of Expenses.  The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Section 6.04 or otherwise. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

(c)            Former Directors, Officers, Employees and Agents.  Indemnification pursuant to this Section 6.04 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(d)            Claims.  If a claim for indemnification (following the final disposition of the Proceeding with respect to which indemnification is sought, including any settlement of such Proceeding) or advancement of expenses under this Section 6.04 is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law.  In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under this Section 6.04 and applicable law.

(e)            Non-Exclusivity of Rights.  The rights conferred on any Indemnitee by this Section 6.04 shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, any other provision of the Articles of Incorporation, these Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

(f)             Insurance or Other Financial Arrangements.  The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, for any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Section 6.04, the Nevada Revised Statutes or otherwise. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 6.04 (d) may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 6.04 (d) and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his or her action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

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(g)            Amendment or Repeal.  Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Section 6.4 after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

(h)            Saving Clause.  If this Section 6.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent to the fullest extent not prohibited by any applicable portion of this Section 6.04 that shall not have been invalidated, or by any other applicable law.  If this Section 6.04 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director, officer, employee and agent to the fullest extent under any other applicable law.

6.05   Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

6.06   Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

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6.07   Amendment of Bylaws. These Bylaws may be amended or repealed, and new Bylaws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional Bylaws and may amend or repeal any Bylaws whether adopted by them or otherwise.

6.08   Notices.

(a)            Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be delivered personally, mailed postage prepaid or delivered as provided in Nevada Revised Statutes to each stockholder of record.

(b)            Any notice required to be given to any director may be given by any method stated in Section 3.6. Notice sent through registered or certified mail, return receipt requested, shall be sent to such address as the director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)            Notice may be delivered by electronic transmission if: (i) consented to by the recipient; and (ii) the electronic transmission contains or is accompanied by information from which the recipient can determine the date of the transmission (such as, for example, electronic mail or facsimile). Any consent to receive notice by electronic transmission may be revoked by the person who consented by written or electronic notice to the person to whom the consent was delivered. Any such consent is deemed revoked if:

(i) the person is unable to receive two consecutive electronic transmissions given by the Company in accordance with such consent; and (ii) such inability becomes known to the Secretary of the Company or other person responsible for the giving of notice. The inadvertent failure to treat any such inability as a revocation does not invalidate any meeting or other action.

(d)            An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or an agent of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(e)            Notice shall be deemed effective: (i) if personally delivered, when given directly to the recipient or when left at the residence or usual place of business of the recipient; (ii) if sent by registered or certified mail, return receipt requested, the date shown on the return receipt signed by or on behalf of the addressee; (iii) if given by electronic transmission, when (A) it enters an information processing system that the recipient has designated or uses for the purpose of receiving electronic transmissions of the type sent, and (B) it is in a form ordinarily capable of being processed by that system. Consistent with the foregoing and by way of example, notice by electronic transmission shall be deemed effective: (i) if given by facsimile, when directed to a number at which the recipient has consented to receive notice; and (ii) if given by electronic mail, when directed to an electronic mail address at which the recipient has consented to receive notice. An electronic transmission shall be deemed received under this Section 9.3(e) even if no natural person is aware of its receipt. In the absence of fraud, an affidavit of the Secretary of the Company that the notice has been given by a form of electronic transmission is prima facie evidence of the facts stated in the affidavit.

(f)            It shall not be necessary that the same method of giving notice be employed in respect of all stockholders or directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

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(g)            The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him or her in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(h)            Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(i)             Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings; or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his or her address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his or her then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the NRS, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

(j)             For purposes of these Bylaws, “electronic transmission” means any form or process of communication not directly involving the physical transfer of paper or another tangible medium which: (i) is suitable for the retention, retrieval and reproduction of information by the recipient; and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice. The term “electronic transmission” shall include, without limitation, facsimile and electronic mail.

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Exhibit E

SECTION 11.70 OF THE ILLINOIS BUSINESS CORPORATION ACT
PROCEDURE TO DISSENT

SECTION 11.70.     Procedure to Dissent. (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenters’ rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

      (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenters’ rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

      (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation’s latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation’s statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

      (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

      (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation’s statement of value, shall notify the corporation in writing of the shareholder’s estimated fair value and amount of interest due and demand payment for the difference between the shareholder’s estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

      (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

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      (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

      (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

      (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

(1)	Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d), or (f).

(2)	Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

  (j) As used in this Section:

(1)	“Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

(2)	“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

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Exhibit F

Z Trim Holdings, Inc.

Amended and Restated Incentive Compensation Plan

(as further amended on ________, 2015)

SECTION 1. PURPOSE; DEFINITIONS. The purposes of the Z Trim Holdings, Inc. Incentive Compensation Plan (the “Plan”) are to: (a) enable Z Trim Holdings, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

The Plan was initially adopted by Circle Group Holdings, Inc., a predecessor of the Company, on June 16, 2004 (the “Effective Date”) and was named the Circle Group Holdings, Inc. 2004 Equity Incentive Plan. The Plan was amended and restated on December 3, 2012, to increase the number of shares available for issuance under the Plan, to permit the grant of cash and other awards that comply with Section 162(m) of the Internal Revenue Code, to extend the term of the Plan, to rename the Plan the “Z Trim Holdings, Inc. Incentive Compensation Plan” and to make certain other changes. The Plan was further amended on _______, 2015 (the “Amendment Date”), to increase the number of shares available for issuance under the Plan.

For purposes of the Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

(a)          “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person. For this purpose, “control” means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

(b)          “Award” means a grant of Options, SARs, Restricted Shares, Restricted Share Units or Cash Incentive Awards pursuant to the provisions of the Plan.

(c)          “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(d)          “Board” means the Board of Directors of the Company; provided, however, that if the Board appoints a Committee to perform some or all of the Board’s administrative functions hereunder pursuant to Section 2, references in the Plan to the “Board” will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

(e)          “Cash Incentive Award” means a cash incentive award under Section 10 of the Plan.

(f)          “Cause” has the meaning ascribed to such term or words of similar import in the Participant’s written employment or service contract with the Company and, in the absence of such agreement or definition, means the Participant’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Participant’s duties or willful failure to perform the Participant’s responsibilities in the best interests of the Company; (v) chronic use of alcohol, drugs or other similar substances which affects the Participant’s work performance; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Participant for the benefit of the Company, all as determined by the Board, which determination will be conclusive.

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(g)          “Change in Control” means: (i) the acquisition (other than from the Company) in one or more transactions by any "Person," of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 55% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company , or (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include a public offering of capital stock of the Company. For purposes of this Section, a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

(h)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i)          “Committee” means a committee appointed by the Board in accordance with Section 2 of the Plan.

(j)          “Company” includes Z Trim Holdings, Inc. and its Affiliates, except where the context otherwise requires.

(k)          “Director” means a member of the Board.

(l)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The Nasdaq Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (iii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the Fair Market Value will be determined by the Board acting in its discretion, which determination will be conclusive.

(n) “Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(o)          “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations there under, require that each “Non- Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m) of the Code.

(p)          “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(q)          "‘Option” means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

 (r)          “Participant” means an employee, consultant or Director of the Company or any of its Affiliates to whom an Award is granted.

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(s)          “Performance Goal” means a performance goal established by the Board prior to the grant of an Award that is based on the attainment of goals relating to one or more of the following business criteria measured on an absolute basis or in terms of growth or reduction: return on assets employed ("ROAE"), earnings per share, total shareholder return, net income (pre-tax or after-tax and with adjustments as stipulated), return on equity, return on capital employed, return on assets, return on tangible book value, operating income, earnings before depreciation, interest, taxes and amortization (“EBITDA”), loss ratio, expense ratio, stock price, economic value added, operating cash flow and such other subjective or objective performance goals, including individual goals, that it deems appropriate. The specific performance goals may be, on an absolute or relative basis, established based on one or more of the above business criteria with respect to the Company or any one or more Subsidiaries or other business units or product lines of the Company. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Board provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

(t)          “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(u)          “Plan Effective Date” means the date the Plan is approved by the Company’s stockholders.

(v)          “Predecessor Plan” means the Circle Group Internet Inc. Stock Incentive Plan.

(w)          “Restricted Shares” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(x)          “Restricted Share Unit” means a right granted under and subject to restrictions pursuant to Section 9 of the Plan.

(y)          “SAR” means a share appreciation right granted under the Plan and described in Section 6 hereof.

(z)          “Share” means a share of the Company’s common stock, par value $0.00005, subject to substitution or adjustment as provided in Section 3(d) hereof.

(aa) “Subsidiary” means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

(bb) “Total and Permanent Disability” means the inability to engage in any substantial gainful activity’ by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Board may require such proof of Total and Permanent Disability as the Board in its sole discretion deems appropriate and the Board’s good faith determination as to whether the Participant is totally and permanently disabled will be final and binding on all parties concerned.

SECTION 2. ADMINISTRATION. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board’s administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

Any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors and outside directors under Section 162(m) of the Code. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

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The Board will have full authority to grant Awards under this Plan. In particular, subject to the terms of the Plan, the Board will have the authority:

(a)               to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

(b)               to determine the type of Award to be granted to any person hereunder;

(c)               to determine the number of Shares, if any, to be covered by each such Award;

(d)               establish the terms and conditions of each Award Agreement;

(e)               to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

(f)                to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant; provided, however, that Awards granted to California residents must also comply with the terms of Appendix A attached hereto.

The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

SECTION 3. SHARES SUBJECT TO THE PLAN

a)	Shares Subject to the Plan. The Shares to be subject to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. Subject to this Section 3(a) and subject to adjustment from time to time in accordance with the provisions of Section 3(d), a maximum number of 40,000,000 Shares may be issued under the Plan after the Amendment Date and the Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. The reserve is comprised of a share reserve for Awards that are currently outstanding on the Amendment Date and an additional reserve for future Awards.

b)	Individual Limit. In no event shall the aggregate number of Shares for which any one individual participating in the Plan may be granted Awards for any given year exceed 2,500,000 Shares.

c)	Effect of the Expiration or Termination of Awards. If and to the extent that an Option, SAR or Restricted Share Unit expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option, SAR or Restricted Share Unit will again become available for grant under the Plan. Similarly, if and to the extent any Restricted Share is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 16(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share subject to an Option is withheld by the Company in satisfaction of the exercise price payable upon exercise of that Option, that Share will again become available for grant under the Plan.

d)	Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments will be made by the Board, in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of Shares subject to outstanding Options and SARs, to the exercise price of outstanding Options or SARs, to the number, type and issuer of Restricted Shares outstanding under the Plan and to the number of Restricted Share Units outstanding under the Plan and/or the type of securities referenced for determining payment in respect thereof.

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e)	Change in Control. Notwithstanding anything to the contrary set forth in this Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i)             cause any or all outstanding Options and SARs held by Participants affected by the Change in Control to become fully vested and immediately exercisable, in whole or in part;

(ii)            cause any or all outstanding Restricted Shares held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part;

(iii)          cancel any Option held by a Participant affected by the Change in Control in exchange for an option to purchase common stock of any successor corporation, which new option satisfies the requirements of Treas. Reg. ss.l.425-l(a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option);

(iv)         cancel any or all Restricted Shares or Restricted Share Units held by Participants affected by the Change in Control in exchange for restricted shares of or restricted share units in respect of the common stock of any successor corporation;

(v)           redeem any or all Restricted Shares held by Participants affected by the Change in Control for cash and/or other substitute consideration with a value equal to the (a) the number of Restricted Shares to be redeemed multiplied by (b) the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi)         cancel any Option or SAR held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Shares subject to that Option or SAR, multiplied by (b) the difference between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or SAR;

(vii)        cancel any Restricted Share Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Restricted Share Units, multiplied by (b) the Fair Market Value per Share on the date of the Change in Control.

SECTION 4. ELIGIBILITY. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan, provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. OPTIONS. Options granted under the Plan may be of two types:

(i)  Incentive Stock Options or (ii) Non-Qualified Stock Options. Without limiting the generality of Section 3(a), any number of the maximum number of Shares provided for in Section 3(a) may be subject to Incentive Stock Options or Non-Qualified Options or any combination thereof.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

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(a)                 Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option will be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b)                Option Term. The term of each Option will be fixed by the Board, but no Incentive Stock Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

(c)                 Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

(d)                Method of Exercise. Subject to the exercisability provisions of Section 5(c), the termination provisions set forth in Section 7 and the applicable Award Agreement, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Company specifying the number of Shares to be purchased. Such notice must be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made (i) in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (ii) by surrendering to the Company Shares otherwise receivable upon exercise of the Option (a “Net Exercise”), and/or (iii) to the extent the Option is exercised for vested shares, through a special sale and remittance procedure described below; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment by either of the foregoing methods may be authorized only at the time the Option is granted. In order to use the “special sale and remittance procedure” mentioned in the preceding sentence, a Participant must concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

No Shares will be issued upon exercise of an Option until full payment therefore has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 16(a) hereof.

(e)                Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation. Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)                 Termination of Employment. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment.

(g)               Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Non-Qualified Stock Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of his Total and Permanent Disability, by his personal representative.

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SECTION 6. STOCK APPRECIATION RIGHTS.

(a)                Grant. The grant of an SAR provides the holder the right to receive the appreciation in value of Shares between the date of grant and the date of exercise. An SAR may be exercised by a Participant’s giving written notice of intent to exercise to the Company, provided that all or a portion of such SAR has become vested and exercisable as of the date of exercise.

Upon the exercise of an SAR, a Participant will be entitled to receive, in either cash and/or Shares (as determined by the Board or the Committee), an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted.

(b)                Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(i)          Term of SAR. Unless otherwise specified in the Award Agreement, the term of an SAR will be ten years.

(ii)         Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

(iii)       Termination of Service. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of service.

SECTION 7. TERMINATION OF SERVICE. Unless otherwise specified with respect to a particular Award, Options or SARs granted hereunder will remain exercisable after termination of service only to the extent specified in this Section 7.

(a)                Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

(b)               Termination by Reason of Total and Permanent Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Total and Permanent Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

(c)                Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

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(d)               Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death. Total and Permanent Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

SECTION 8. RESTRICTED SHARES.

(a)                Issuance. Restricted Shares may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards.

(b)                Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion, which conditions may include the attainment of one or more pre-established Performance Goals. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares may, but need not, be zero.

A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, the Company’s stockholders’ agreement, if any, or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE Z TRIM HOLDINGS, INC. INCENTIVE COMPENSATION PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT) AND Z TRIM HOLDINGS, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF Z TRIM HOLDINGS, INC., AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF Z TRIM HOLDINGS, INC.

Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Shares award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)                Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 will be subject to the following restrictions and conditions:

(i)            During a period commencing with the date of an Award of Restricted Shares and ending at such time or times as specified by the Board (the “Restricted Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

(ii)           Except as provided in this Paragraph (ii) or Section 8(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant will have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

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(iii)          Subject to the applicable provisions of the Award Agreement, if a Participant’s service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant’s Restricted Shares which then remain subject to forfeiture will then be forfeited automatically.

(iv)          If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period (or if and when the restrictions applicable to Restricted Shares lapse pursuant to Sections 3(e)), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Total and Permanent Disability), or the Participant’s estate or heir (if the Participant has died).

SECTION 9. RESTRICTED SHARE UNITS. Subject to the other terms of the Plan, the Board may grant Restricted Share Units to eligible individuals and may impose conditions, including the attainment of one or more pre-established Performance Goals, on such units as it may deem appropriate. Each granted Restricted Share Unit shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan. Each granted Restricted Share Unit shall entitle the Participant to whom it is granted to a distribution from the Company in an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash and/or Shares. All other terms governing Restricted Share Units, such as vesting, time and form of payment and termination of units shall be set forth in the Award Agreement.

SECTION 10. CASH INCENTIVE AWARDS. Subject to the other terms of the Plan, the Board may establish Cash Incentive Awards either alone or in addition to other Awards granted under the Plan. The Board shall determine the employees to whom and the time or times at which Cash Incentive Awards shall be granted, and the conditions upon which such Awards will be paid. The maximum Cash Incentive Award payable to an employee in any fiscal year shall not exceed $2,000,000. Cash Incentive Awards shall be subject to the following terms and conditions:

(a)               A Cash Incentive Award under the Plan shall be paid solely on account of the attainment of one or more pre-established, objective Performance Goals. Performance Goals shall be based on one or more business criteria that apply to the individual, a business unit, or the Company as a whole. Performance Goals shall be established in writing by the Board not later than 90 days after the commencement of the period of service to which the Performance Goal relates. The pre-established Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to any employee if the goal is attained.

(b)               Following the close of the performance period, the Board shall determine whether the Performance Goal was achieved, in whole or in part, and determine the amount payable to each employee.

(c)               This Plan does not limit the authority of the Company, the Board or the Committee, or any Subsidiary to award bonuses or authorize any other compensation to any person.

SECTION 11. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3(e) of the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by the Company’s stockholders in a manner consistent with the requirements of Section 422(b)(1) of the Code and related regulations would: (i) increase the total number of Shares reserved for the purposes of the persons or class of persons eligible to receive Awards.

SECTION 12. UNFUNDED STATUS OF PLAN. The Plan is intended to be “unfunded.” With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

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SECTION 13. EFFECTIVE DATE OF PLAN. The Plan was adopted by the Board on June 16, 2004 and became effective on the Plan Effective Date.

SECTION 14. TERM OF PLAN. The Plan will continue in effect until the earliest of (i) the date on which it is terminated by the Board in accordance with Section 11, (ii) the date on which no Shares remain available for issuance under the Plan terminated in accordance with Section 11, and (iii) the 10th anniversary of the date on which the Plan was last amended and restated (or, if the stockholders approve further amendments to the Plan, the 10th anniversary of the date of such approval); provided, however, that Awards granted prior to the Plan’s termination may extend beyond that termination.

SECTION 15. BOARD ACTION. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

(a)                the Company’s Articles of Incorporation (as the same may be amended and/or restated from time to time);

(b)               the Company’s Bylaws (as the same may be amended and/or restated from time to time); and

(c)               any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

SECTION 16. GENERAL PROVISIONS

(a)                Representations. The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)               Other Compensation. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)                No Right To Continued Service. Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any person any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

(d)               Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

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(e)                Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity’ or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

(f)                 Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Illinois, without regard to the application of the principles of conflicts of laws.

(g)               Notices. Any notice to be given to the Company pursuant to the provisions of the Plan will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant will be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.

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